UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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UMH PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UMH PROPERTIES, INC.

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C Freehold, New Jersey 07728

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS June 13, 2013

Notice is hereby given that the Annual Meeting of Shareholders (Annual Meeting) of UMH Properties, Inc., a Maryland corporation (the Company) will be held Thursday, June 13, 2013, at 4:00 p.m., Eastern Time, at the offices of the Company at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, for the following purposes:

1.

To elect three Directors, the names of whom are set forth in the accompanying Proxy Statement, each to hold office until the Company’s annual meeting of shareholders in 2016 and until his successor is duly elected and qualifies;

2.

To consider and vote upon the ratification of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2013;

3.

To consider and vote on a proposal to approve the Company’s 2013 Stock Option and Stock Award Plan; and

4.

To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on April 1, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

IF YOU ARE UNABLE TO BE PRESENT IN PERSON, SHAREHOLDERS MAY VOTE PRIOR TO THE MEETING USING THE METHODS DETAILED ON PAGE 5 OF THIS PROXY STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ELIZABETH CHIARELLA
ELIZABETH CHIARELLA
SECRETARY

April 26, 2013

UMH PROPERTIES, INC.

Juniper Business Plaza 3499 Route 9 North, Suite 3-C Freehold, New Jersey 07728

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS JUNE 13, 2013

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of UMH Properties, Inc., a Maryland corporation, (the Company), of proxies to be voted at the Annual Meeting of Shareholders of the Company (Annual Meeting) to be held on June 13, 2013, at 4:00 p.m., Eastern Time, at the offices of the Company at Juniper Business Plaza, 3499 Rt. 9 North, Suite 3-C, Freehold, New Jersey 07728, and at any adjournments thereof, for the purposes listed in the preceding Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying Proxy Card are being distributed on or about April 26, 2013 to shareholders of record as of the close of business on April 1, 2013. Unless the context requires otherwise, references in this Proxy Statement to “UMH”, “we”, “our”, “us” and the “Company” refer to UMH Properties, Inc. and its consolidated subsidiaries.

A copy of the Company’s annual report, including financial statements, is being mailed herewith, and is available on the Company’s website at www.umh.com.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the U.S. Securities and Exchange Commission (SEC), you are able to obtain proxy materials via the Internet, instead of being mailed printed copies of those materials. This will expedite shareholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. Please visit the website www.proxyvote.com to view electronic versions of proxy materials and the Company’s 2012 Annual Report, and to request electronic delivery of future proxy materials. Have your Proxy Card or notice of internet availability in hand when you access the website and follow the instructions. You will need your 12 digit Control Number which is located on your proxy card or notice of internet availability. Shareholders also may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

UMH CONTACT INFORMATION

The mailing address of our principal executive office is Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728, and our main telephone number is (732) 577-9997.  We maintain an Internet website at www.umh.com.  Information at or connection to our website is not and should not be considered part of this Proxy Statement.

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting of Shareholders? At the Annual Meeting, shareholders will vote upon matters described in the Notice, including the election of directors, the ratification of the selection of PKF O’Connor Davies, a division of O’Connor Davies, LLP, as our independent registered public accounting firm and a shareholder proposal, if properly presented at the Annual Meeting. In addition, once the business of the Annual Meeting is concluded, members of management will respond to questions raised by shareholders, as time permits.

Who can attend the Annual Meeting? All of our common shareholders as of the close of business on April 1, 2013, the record date for the Annual Meeting, or individuals holding their duly authorized proxies, may attend the Annual Meeting. You should be prepared to present photo identification for admittance. Appointing a proxy in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the close of business on April 1, 2013, the record date for the Annual Meeting, to gain admittance to the Annual Meeting.

What am I voting on? At the Annual Meeting, you may consider and vote on:

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the election of three directors;

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the ratification of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP, as our independent registered public accounting firm for the year ending December 31, 2013; and

•

the approval of the Company’s 2013 Stock Option and Stock Award Plan.

We are not aware of any other business, other than procedural matters relating to the Annual Meeting or the proposals listed above, that may properly be brought before the Annual Meeting.

What are the Board’s recommendations? The Board recommends a vote:

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FOR the election of each nominee for director named in this Proxy Statement (Proposal No. 1);

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FOR ratification of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal No. 2); and

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FOR approval of the Company’s 2013 Stock Option and Stock Award Plan (Proposal No. 3).

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

Who may vote? You may vote if you owned shares of our common stock at the close of business on April 1, 2013, which is the record date for the Annual Meeting. You are entitled to cast one vote for as many individuals as there are directors to be elected at the Annual Meeting and to cast one vote on each other matter presented at the Annual Meeting for each share of common stock you owned as of the record date.

What is a quorum for the Annual Meeting? As of April 1, 2013, we had 17,803,826 shares of common stock outstanding. In order to conduct a meeting, shareholders entitled to cast a majority of the votes entitled to be cast must be present in person or by proxy. No business may be conducted at the Annual Meeting if a quorum is not present. If you submit a properly executed proxy card or vote by telephone or on the Internet, you will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” results when a bank, broker or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter.

What vote is required to approve an item of business at the Annual Meeting? To be elected as a director (Proposal No. 1), a nominee must receive a plurality of the votes cast in the election of directors. To ratify the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP, as our independent registered public accounting firm (Proposal No. 2) and approve the 2013 Stock Option and Stock Award Plan, (Proposal No. 3), the affirmative vote of a majority of the votes cast on the proposal is required.

If you are a shareholder of record as of the record date for the Annual Meeting and you authorize a proxy (whether by Internet, telephone or mail) without specifying voting instructions on any matter to be considered at this Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter and in their discretion on any other matter that may properly come before the Annual Meeting.

If you are a shareholder of record as of the record date for the Annual Meeting and you fail to authorize a proxy or attend the meeting and vote in person, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any of the matters to be considered at the Annual Meeting.

If you hold your shares through a broker, bank or other nominee, under the rules of the New York Stock Exchange (NYSE), your broker or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal. As noted above, this is referred to as a broker “non-vote.” A broker non-vote is not considered a vote cast on a proposal. If you hold your shares in a brokerage account, then, under NYSE rules and Maryland law, your broker is entitled to vote your shares on Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) if no instructions are received from you, but your broker is not entitled to vote on Proposal 1 (Election of Directors) or Proposal 3 (Approval of the Company’s 2013 Stock Option and Stock Award Plan) without specific instructions from you.  If you instruct your proxy or broker to “abstain” on any matter, it will have no effect on the vote on any of the matters to be considered at the Annual Meeting.

How do I vote? If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your common stock is held in the name of your broker, bank or other nominee, and you want to vote in person, you will need to obtain a legal proxy from the institution that holds your common stock.

If your common stock is held of record in your name, there are three ways for you to authorize a proxy:

•

By Telephone or on the Internet –You can vote by calling the toll-free telephone number on your Proxy Card or Notice. Please have your Proxy Card or Notice in hand when you call. Easy-to-follow voice prompts allow you to authorize a proxy to vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is www.proxyvote.com. Please have your Proxy Card or Notice handy when you go online. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 11:59 p.m. Eastern Time on June 12, 2013. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. Therefore, the Company recommends that you follow the voting instructions in the materials you receive. If you vote by telephone or on the Internet, you do not have to return your Proxy Card.

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By Mail – If you received your Annual Meeting materials by mail, you may complete, sign and date the Proxy Card or voting instruction card and return it in the prepaid envelope. If you are a shareholder of record and you return your signed Proxy Card but do not indicate your voting preferences, the persons named in the Proxy Card will vote the shares represented by that proxy as recommended by the Board of Directors on each matter listed in this proxy statement and in their discretion on any other matter properly brought before the Annual Meeting.

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In Person at the Annual Meeting – All shareholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. Even if you plan to attend the Annual Meeting, we request that you authorize a proxy in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you mail us your properly completed and signed proxy card, or vote by telephone or Internet, your votes will be cast according to the choices that you specify. Unless you indicate otherwise on your proxy card, the persons named as your proxies will cast your votes: FOR all of the nominees for director named in this Proxy Statement; FOR the ratification of PKF O’Connor Davies, a division of O’Connor Davies, LLP, as our independent registered public accounting firm; FOR the approval of the Company’s 2013 Stock Option and Stock Award Plan; and in their discretion on such additional matters.

If your common stock is held in the name of your broker, bank or other nominee, you should receive separate instructions from the holder of your common stock describing how to provide voting instructions.

Can I revoke my proxy? Yes, if your common stock is held in your name, you can revoke your proxy by:

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Filing written notice of revocation before our Annual Meeting with our Secretary, Elizabeth Chiarella, at the address shown on the front of this Proxy Statement;

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Signing a proxy bearing a later date; or

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Voting in person at the Annual Meeting.

Attendance at the Annual Meeting will not, by itself, revoke a properly-executed proxy. If your common stock is held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your common stock regarding how to revoke your instructions.

Who pays for this proxy solicitation? The cost of preparing, assembling and distributing this Proxy Statement and form of proxy, and the cost of soliciting the proxies related to the Annual Meeting will be borne by the Company. The Company does not intend to solicit proxies otherwise than by use of the mail, internet and telephone, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by the Internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.

PROPOSAL 1 ELECTION OF DIRECTORS

The Company’s charter and bylaws provide for a classified board of directors comprised of Class I, II, and III directors. Three Class I directors are scheduled to be elected at the Annual Meeting to serve until the Company’s annual meeting of shareholders in 2016 and until their respective successors are duly elected and qualify. The three nominees for election as Class I directors are set forth below. In the event any nominee is unable to serve or will not serve as a director before the Annual Meeting, the proxy holders will vote all proxies received by them for the nominees listed below or, if any such nominee is unwilling or unable to serve, for any other nominee  designated  by  the  Company’s  Board  of  Directors.  As of the date of this Proxy

Statement, the Company’s Board of Directors is not aware of any other individual who may properly be nominated for election as a Class I director at the Annual Meeting or of any nominee who is unable or unwilling to serve as a director of the Company and each has consented, if elected as a director, to serve until his or her term expires.

The Company’s Board of Directors currently consists of 10 directors, three of whom have terms expiring in 2013.

INFORMATION REGARDING DIRECTOR NOMINEES

The following information concerning the principal occupation, other affiliations and business experience of each of the three Class I Director nominees during the last five years has been furnished to the Company by such nominee:

Nominee	Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since

Michael P. Landy	51

Executive Vice President (2010 to present), Vice President-Investments (2001 to 2010) and Director. President and Chief Executive Officer (2013 to present), Chief Operating Officer (2011 to 2013), Chairman of the Executive Committee and Executive Vice President (2010 to present), Executive Vice President-Investments (2006 to 2010), Vice President-Investments (2001 to 2006) and Director (2007 to present) of Monmouth Real Estate Investment Corporation, an  affiliated company. Mr. Landy’s extensive experience in real estate finance, investment, capital markets and operations management is primary among other reasons why Mr. Landy serves on our Board.

			2011

James E. Mitchell	72	Independent Director. Attorney at Law; General Partner, Mitchell Partners, L.P. (1979 to present); President, Mitchell Capital Management, Inc. (1987 to present). Mr. Mitchell’s extensive experience in real estate investment is primary among other reasons why Mr. Mitchell serves on our Board.	2001

Nominee	Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since

Stephen B. Wolgin	59

Independent Director.  Managing Director of U.S. Real Estate Advisors, Inc. (2000 to present), a real estate advisory services group based in New York; Partner with the Logan Equity Distressed Fund (2007 to present); Director (2003 to present) of Monmouth Real Estate Investment Corporation, an affiliated company; prior affiliations with J.P. Morgan, Odyssey Associates, The Prudential Realty Group, Standard & Poor’s Corporation and Grubb and Ellis. Mr. Wolgin’s extensive experience as a real estate and finance consultant and experience in the real estate industry are primary among other reasons why Mr. Wolgin serves on our Board.

			2007

At the Annual Meeting, the shareholders of the Company will be requested to elect three Directors, comprising Class I. A plurality of the votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present, is required to elect a nominee.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE THREE NOMINEES NAMED ABOVE

INFORMATION CONCERNING CONTINUING DIRECTORS

AND EXECUTIVE OFFICERS

Class II Directors with Terms Expiring in 2014

Director	Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since

Jeffrey A. Carus	50	Independent Director. Principal of Advalurem Group (2012), Founder and Managing Partner of JAC Partners, LLC (2009 to present) and Founder and Managing Member of JAC Management, LLC (1998 to present). Mr. Carus’ extensive experience in real estate finance and investment is primary among other reasons why Mr. Carus serves on our Board.	2011

Richard H. Molke	86	Independent Director. General Partner of Molke Family Limited Partnership (1994 to present). Mr. Molke’s extensive experience as an investor and in management is primary among other reasons why Mr. Molke serves on our Board.	1986

Eugene Rothenberg	80	Independent Director. Retired physician; Director (2007 to present) of Monmouth Real Estate Investment Corporation, an affiliated company. Mr. Rothenberg’s extensive experience as an investor and in management is primary among other reasons why Mr. Rothenberg serves on our Board.	1977

Class III Directors with Terms Expiring in 2015

Director	Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since

Anna T. Chew	54	Vice President and Chief Financial Officer (1995 to present), Controller (1991 to 1995) and Director. Certified Public Accountant; Treasurer (2010 to present), Chief Financial Officer (1991 to 2010) and Director (1993 to 2004 and 2007 to present) of Monmouth Real Estate Investment Corporation, an affiliated company. Ms. Chew’s extensive public accounting, finance and real estate industry experience is primary among other reasons why Ms. Chew serves on our Board.	1995

Eugene W. Landy	79	Chairman of the Board (1995 to present), President (1969 to 1995) and Director. Attorney at Law; Chairman of the Board and Director (1968 to present), President & Chief Executive Officer (1968 to 2013) of Monmouth Real Estate Investment Corporation, an affiliated company. As our Chairman and Founder, Mr. Landy brings unparalleled experience in real estate investing to our Board.	1969

Samuel A. Landy	52	President and Chief Executive Officer (1995 to present), Vice President (1991 to 1995) and Director. Attorney at Law; Director (1989 to present) of Monmouth Real Estate Investment Corporation, an affiliated company. Mr. Landy’s extensive experience in real estate investment operations management and REIT leadership is primary among other reasons why Mr. Landy serves on our Board.	1992

Stuart D. Levy	43	Independent Director. Vice President in the Real Estate Finance Group at Helaba-Landesbank Hessen- Thuringen (2006 to present). Mr. Levy’s extensive real estate background is primary among other reasons why Mr. Levy serves on our Board.	2011

Officer	Age	Present Position with the Company; Business Experience During Past Five Years; Other Directorships	Director Since

Allison Nagelberg	48	General Counsel (2000 to present). Attorney at Law (1989 to present); General Counsel (2000 to present) of Monmouth Real Estate Investment Corporation, an affiliated company.	N/A

Six of the Company’s directors, including Mr. Michael P. Landy and Mr. Stephen B. Wolgin, Class I Director nominees, are also directors of Monmouth Real Estate Investment Corporation (MREIC), a publicly-owned affiliate of the Company which specializes in net- leased industrial properties subject to long-term leases primarily to investment grade tenants.

CORPORATE GOVERNANCE AND BOARD MATTERS

We are committed to maintaining sound corporate governance principles. The Board of Directors has approved formal Corporate Governance Guidelines that address the qualifications and responsibilities of Directors, Director independence, committee structure and responsibilities, and interactions with management, among other matters. The Corporate Governance Guidelines are available on the Company’s website at www.umh.com.  Together with the bylaws of the Company and the Charters of the Board’s committees, the Corporate Governance Guidelines provide the framework for the governance of the Company.

Board Leadership Structure and Role in Risk Oversight

Eugene W. Landy is the Chairman of the Board of Directors. Samuel A. Landy, the Company’s President and Chief Executive Officer, is also a member of the Board of Directors. The Company believes that this structure helps ensure critical and independent thinking with respect to the Company’s strategy and performance, while ensuring that management’s insight is directly available to the directors in their deliberations. The Board of Directors has designated an Independent Director to preside at executive sessions of the Board. The Board reviews the structure of the Board and Company leadership as part of the succession planning process.

The Board of Directors oversees the Company’s enterprise-wide approach to the major risks facing the Company and oversees the Company’s policies for assessing and managing its exposure to risk. The Board periodically reviews these risks and the Company’s risk management processes. The Board also considers risk in evaluating the Company’s strategy. The Board’s responsibilities include reviewing the Company’s practices with respect to risk assessment and risk management, and reviewing contingent liabilities and risks that may be material to the Company. The Audit Committee reviews the Company’s financial and compliance risks and major legislative and regulatory developments which could materially impact the Company. The Compensation Committee oversees management’s assessment of whether the Company’s compensation structure, policies and programs create risks that are reasonably likely to have a material adverse effect on the Company.

Board Independence

The Company’s Corporate Governance Guidelines include specific Director Independence Standards that comply with applicable rules of the SEC and the listing standards of the NYSE. The Board requires that at least a majority of its Directors satisfy this definition of independence. The Board of Directors has considered business and other relationships, arrangements and other transactions between the Company and each of its Directors, including information provided to the Company by the Directors. Based upon its review, the Board of Directors has determined that all of its Directors, other than Ms. Anna T. Chew and Messrs. Eugene W. Landy, Michael P. Landy and Samuel A. Landy, are independent, consistent with the Corporate Governance Guidelines. The Corporate Governance Guidelines, which incorporate the NYSE Director Independence Standards, are available at the Company’s website located at www.umh.com. and are available in print.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors had four meetings during the last fiscal year. No Director attended fewer than 75% of the Board of Director meetings and Committee meetings. The Company does not have a policy concerning Directors’ attendance at the Annual Meeting of Shareholders.  Three Directors attended the Company’s 2012 Annual Meeting of Shareholders.

The Company has a standing Audit Committee, Compensation Committee and Nominating Committee of the Board of Directors.

Audit Committee

The Audit Committee’s responsibilities include reviewing and overseeing financial reporting, policies and procedures and internal controls, retaining the independent registered public accounting firm, approving the audit fees, and discussing the independence of the independent registered public accounting firm. It also oversees the internal audit function, legal and regulatory compliance and adherence to the Code of Business Conduct and Ethics, establishing procedures for complaints received regarding the Company’s accounting, internal accounting controls and auditing matters. In addition, the Audit Committee prepares the Audit Committee Report which is included in the Company’s annual proxy statements. The Audit Committee had four meetings during the fiscal year, including an executive session with the independent registered public accounting firm, in which management did not attend. The Audit Committee operates under the Audit Committee Charter which can be found at the Company’s website at www.umh.com.

The current members of the Company’s Audit Committee are James E. Mitchell, Richard

H. Molke, Eugene Rothenberg and Stephen B. Wolgin (who serves as the Chairman of the Audit Committee). The Board has determined that each member of the Audit Committee is independent as defined by the rules of the SEC and the listing standards of the NYSE, and that each of them is able to read and understand fundamental financial statements. The Board has also determined that James E. Mitchell and Stephen B. Wolgin are “audit committee financial experts” within the meaning of the rules of the SEC and are “financially sophisticated” within the meaning of the rules of the NYSE.

Compensation Committee

The Compensation Committee (1) evaluates the President’s and other executive officers’ performance in light of the Company’s goals and objectives and determines the President’s and other executive officers’ compensation, which includes base salary and bonus; and (2) administers the Company’s 2013 Stock Option and Stock Award Plan and predecessor plans. The Compensation Committee had one meeting during the last fiscal year. The current members of the Compensation Committee are James E. Mitchell, Richard H. Molke (who serves as the Chairman of the Compensation Committee), Eugene Rothenberg and Stephen B. Wolgin. The Board has determined that each member of the Compensation Committee is independent as defined by the rules of the SEC and the listing standards of the NYSE. The Compensation Committee operates under the Compensation Committee Charter which can be found at the Company’s website at www.umh.com.

Nominating Committee

The Nominating Committee identifies, considers and recommends candidates to serve as members of the Board of Directors and makes recommendations regarding the structure and composition of the Board of Directors and Committees. The Nominating Committee had one meeting during the last fiscal year. The current members of the Nominating Committee are James E. Mitchell, Richard H. Molke, Eugene Rothenberg and Stephen B. Wolgin (who serves as the Chairman of the Nominating Committee). The Board has determined that each member of the Nominating Committee is independent as defined by the rules of the SEC and the listing standards of the NYSE. The Nominating Committee operates under the Nominating Committee Charter which can be found at the Company’s website at www.umh.com.

The principal function of the Nominating Committee is to review and select candidates for nomination to the Board of Directors. The Nominating Committee will consider appropriate nominees for directors whose names are submitted in writing by a shareholder. See “Shareholder Proposals”.

The Nominating Committee has established a process for identifying and evaluating nominees for director. The Nominating Committee will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chairman of the Nominating Committee will then initiate the search, seeking input from other directors and senior management, considering nominees previously submitted by shareholders, and, if the Nominating Committee deems necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Nominating Committee by the Committee Chairman. The Nominating Committee will then prioritize the candidates and determine if the Nominating Committee members, other directors or senior management have relationships with the preferred candidates and can initiate contact with the candidate. To the extent feasible, all of the members of the Nominating Committee and the President will interview the prospective candidate(s). Evaluations and recommendations of the interviewers are submitted to the Nominating Committee for final evaluation. The Nominating Committee will then  meet  to  consider  such  recommendations  and  to  select  the  final  candidate(s).  The

Nominating Committee will evaluate all nominees for director, including nominees recommended by a shareholder, on the same basis.

To date, there are no third parties being compensated for identifying and evaluating candidates.

Independent Director Meetings

The Company’s independent directors, as defined under the listing standards of the NYSE, have established a policy to meet separately from the other directors in a regularly scheduled executive session at least annually, and at such additional times as may be deemed appropriate by the Company’s independent directors. Any independent director may call an executive session of independent directors at any time. The independent directors had one meeting during the last fiscal year. The Board of Directors has selected an Independent Director to preside at executive sessions of the Board.

Shareholder Communications

Shareholders and other interested parties who desire to contact the Company’s Board of Directors may do so by writing to: Board of Directors, c/o Secretary, UMH Properties, Inc., 3499 Rt. 9 N, Suite 3-C, Freehold, NJ 07728. Communications received will be distributed to the Chairperson of the appropriate committee of the Board depending on the facts and circumstances outlined in the communication. Shareholders and other interested parties also may direct communications solely to the Independent Directors of the Company by addressing such communications to the Independent Directors, c/o Secretary, at the address set forth above. In addition, the Board of Directors maintains special procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the submission by employees of the Company, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters. Such communications may be made by writing to the Audit Committee of the Board of Directors, c/o Secretary, at the address set forth above. Any such communication marked “Confidential” will be forwarded by the Secretary, unopened, to the Chairman of the Audit Committee.

Code of Conduct

The Company has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, and employees of the Company, including its principal executive officer and principal financial officer. This code is posted on our website at www.umh.com. During 2012, no violations of the Code of Business Conduct and Ethics were reported nor were any waivers granted.

PROPOSAL 2

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, the Company’s common shareholders will be asked to consider and vote on a proposal to approve the appointment of PKF O’Connor Davies, a division of

O’Connor Davies, LLP (PKF) as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The Company’s charter and bylaws do not require that its shareholders ratify the appointment of PKF as the Company’s independent registered public accounting firm. The Company is asking its common shareholders to ratify this appointment as a matter of good corporate practice. If the Company’s common shareholders do not ratify the appointment of PKF, the Company’s Audit Committee will reconsider whether to retain PKF as the Company’s independent registered public accounting firm, but may determine to do so. Even if the appointment of PKF is ratified by the Company’s common shareholders, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company. The Company expects a representative of PKF to be present at the Annual Meeting to make a statement if they desire to do so and to respond to appropriate questions.

A majority of the votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present, is required to ratify the selection of PKF as our independent registered public accounting firm for the year ending December 31, 2013.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE APPOINTMENT OF PKF O’CONNOR DAVIES, A DIVISION OF O’CONNOR DAVIES, LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013

PROPOSAL 3

APPROVAL OF THE COMPANY’S 2013 STOCK OPTION AND STOCK AWARD PLAN

The Board of Directors has adopted, subject to shareholder approval, the UMH Properties, Inc. 2013 Stock Option and Stock Award Plan (the Plan), and recommends that the shareholders approve the Plan. A copy of the Plan is set forth in Appendix A attached to this Proxy Statement.

The principal purpose of the Plan is to provide a means to attract, motivate and retain Directors, officers and key employees and to further the growth and financial success of the Company by aligning the interests of the Company’s Directors, officers and key employees with the interests of the Company’s common stockholders through the ownership of equity in the Company and other incentives. The Plan replaces the Company’s 2003 Stock Option and Stock Award Plan, as amended (the 2003 Plan), which, pursuant to its terms, terminates on August 14, 2013. Outstanding grants under the Company’s 2003 Stock Option Plan will continue to be subject to its terms. As of April 1, 2013, there were options to purchase 745,000 shares outstanding, and 558,188 shares available for additional awards under the 2003 Plan. No future awards will be granted under the 2003 Plan in the event of shareholder approval of the Plan.

The following is a brief summary of the principal features of the Plan and its operation. The summary is qualified in all respects by the specific language of the full text of the amended and restated Plan, a copy of which is attached as Appendix A hereto.

SUMMARY OF THE COMPANY’S 2013 STOCK OPTION AND STOCK AWARD PLAN

Administration of the Plan

The Plan will be administered by the Compensation Committee of the Company’s Board of Directors, comprised of two or more Directors of the Company, none of whom may be officers or employees of the Company and all of whom will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (as required by Section 162(m) of the Internal Revenue Code). The members of the Company’s Compensation Committee will be appointed from time to time by, and will serve at the pleasure of, its Board of Directors. Currently, the Company’s Compensation Committee consists of James

E. Mitchell, Richard H. Molke, Eugene Rothenberg and Stephen B. Wolgin.

The Company’s Compensation Committee has the sole discretion to administer and construe the Plan in accordance with its provisions. Subject to the terms of the Plan, the Compensation Committee’s authority includes the power to:

•	determine persons eligible for awards and who shall receive awards;
•	prescribe the terms and conditions of the awards;
•

determine  the  time  or  times  and  conditions  subject  to  which  awards  may  be exercised or become vested, deliverable, exercisable, or as to which any restrictions (including, without limitation, any restrictions) may apply or lapse;

•	accelerate the time at which all or any part of an option may become vested or exercisable or accelerate the time at which the restrictions on any restricted stock award may lapse;
•	amend or modify the terms and conditions of an award with the consent of the participant;
•	interpret, construe and implement the Plan and the awards;
•	adopt rules, policies and other procedures for administration, interpretation and application of the Plan as are consistent with the terms of the plan;
•	interpret, amend or revoke any such rules, policies and procedures; and
•	make determinations necessary or advisable for the administration of the Plan and the awards granted thereunder.

Shares Subject to Awards

The maximum number of shares that may be issued under the Plan is 3,000,000 shares. If and to the extent that an award made under the Plan is forfeited, terminated, expires or is canceled unexercised, the number of shares associated with the forfeited, terminated, expired or canceled portion of the award shall again become available for additional awards under the Plan. Currently, the number of awards to be granted under the Plan is not determinable.

Eligibility to Receive Awards

Directors, officers and key employees of the Company and any of its subsidiaries will be eligible to receive one or more grants of options or restricted stock awards under the Plan. Currently, there are approximately twenty individuals whom we consider to be directors, officers or key employees of the Company.

Options

Subject to the terms and provisions of the Plan, options may be granted to participants at any time and from time to time as determined by the Company’s Compensation Committee. The Compensation Committee will determine the number of shares subject to each option. The Compensation Committee may grant incentive stock options (ISOs), which are entitled to favorable tax treatment, to employees of the Company or one of its subsidiaries, nonqualified stock options (NSOs), or any combination thereof. Not more than 200,000 shares of the Company’s common stock may be granted as options in any one fiscal year to a participant under the Plan. In general, each option may be exercised only after one year of continued employment with the Company (or service as a director) or one of its subsidiaries immediately after the date the option is granted. Certain acceleration of exercisability may occur in the event of a “change in control” as defined in the Plan.

The Company’s Compensation Committee will set the exercise price of each option. In the case of a NSO, the exercise price must equal at least 100% of the fair market value of a share on the date granted. In the case of an ISO, the exercise price must equal at least 100% of the fair market value of a share on the date granted or, consistent with Section 422(c)(5) of the Internal Revenue Code, if the participant (together with persons whose stock ownership is attributed to the participant pursuant to Section 424(d) of the Internal Revenue Code) owns stock possessing more than 10% of the total combined voting power of all classes of the Company stock or any of its subsidiaries on the date the option is granted, 110% of the fair market value of a share. To determine fair market value of the Company’s stock, the Compensation Committee will use a reasonable valuation method that is consistent with Section 409A of the Internal Revenue Code.

The aggregate fair market value (determined on the date of grant) of the shares with respect to which ISOs are exercisable for the first time by any participant during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000.

The exercise price of each option must be paid in full in cash or its equivalent at the time of exercise. The Company’s Compensation Committee may also allow exercise by other means, including by tendering previously acquired shares. Options expire at the times established by the Compensation Committee (or earlier in the event that the participant’s employment or directorship is terminated), but generally not later than 10 years after the date of grant.

Except as otherwise permitted by the Company’s Compensation Committee in the case of an ISO, an option granted under the Plan generally may not be transferred. The Compensation Committee may permit a transfer, upon a participant’s death, to beneficiaries designated by the participant.

Restricted Stock

Subject to the terms and provisions of the Plan, restricted stock may be granted to participants at any time and from time to time as determined by the Company’s Compensation Committee. The Compensation Committee determines the recipients of restricted stock awards; the number of restricted shares to be awarded; the length of the restricted period of the award; the restrictions applicable to the award including, without limitation, the employment or retirement status of the participant; rules governing forfeiture and restrictions applicable to any sale, assignment, transfer, pledge or other encumbrance of the restricted stock during the restricted period; and the eligibility to share in dividends and other distributions paid to the Company’s stockholders during the restricted period. The maximum number of Shares underlying Restricted Stock Awards that may be granted in any one fiscal year to a Participant shall be one hundred thousand (100,000), subject to certain adjustments in the case of a corporate reorganization.

Unless otherwise provided for in an underlying restricted stock award agreement, if a participant’s status as an employee or director of the Company is terminated by reason of death or disability, the restrictions will lapse on such date. Unless otherwise provided for in an underlying restricted stock award agreement, the Plan provides that if an individual’s status as an employee or director is terminated by reason of retirement following an involuntary termination (other than for “cause” as defined in the Plan), the restrictions will generally lapse, unless the restricted stock award is intended to constitute “performance based” compensation for purposes of Section 162(m) of the Internal Revenue Code. If a participant’s status as an employee or director terminates for any other reason, the Plan provides that a participant will generally forfeit any outstanding restricted stock awards, unless otherwise indicated in the applicable award agreement. Shares of restricted stock that are forfeited become available again for issuance under the Plan. The Compensation Committee has the authority to accelerate the time at which the restrictions may lapse whenever it considers that such action is in the best interests of the Company and of its stockholders, whether by reason of changes in tax laws, a “change in control” as defined in the Plan or otherwise.

U.S.

Federal Income Tax Aspects of the Plan

A recipient of a stock option will not have taxable income on the date of grant. Upon exercise of NSOs, the participant will recognize ordinary income equal to the difference between the fair market value of the shares of the Company’s common stock on the date of exercise and the price paid for the shares. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss if the shares are held for more than 12 months after exercise.

The purchase of shares of the Company’s common stock upon exercise of an ISO will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of the shares either will be long-term capital gain or loss or ordinary income, depending upon how long the participant holds the shares. Any ordinary income recognized will be in the amount, if any, by which the lesser of (1) the fair market value of such shares on the date of exercise, or (2) the amount realized from the sale, exceeds the exercise price.

In general, the Company will be entitled to a tax deduction in respect of an exercise of an NSO  granted  under  the  Plan  in  an  amount  equal  to  the  ordinary  income  realized  by  the

participant at the time the participant recognizes such income.   The Company’s deduction in respect of an exercise of an ISO may be limited, however.

A recipient who receives restricted stock may make an election under Section 83(b) of the Internal Revenue Code (a "Section 83(b) Election") to have the grant taxed as compensation income at the time of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted shall be taxed as a capital gain (or loss) upon a subsequent sale of the shares. However, if the recipient does not make a Section 83(b) Election, then the grant will be taxed as ordinary compensation income at the full fair market value (less any amount paid therefor by the recipient) on the date that the restrictions imposed on the shares expire. Unless a recipient makes a Section 83(b) Election, any dividends paid on the stock subject to the restrictions are compensation income to the grantee, to the extent the individual may be entitled to such dividends. The Company’s deduction will generally be an amount equal to the amount recognized as ordinary income by a recipient at such times as are recognized by such recipient. Payments under the Plan to certain employees may be delayed 6 months if required to avoid the imposition of additional tax under Section 409A of the Internal Revenue Code.

The Company is generally entitled to an income tax deduction for any compensation income taxed to the recipient on restricted stock, including dividends paid on the stock, subject to the limitations of Section 162(m) of the Internal Revenue Code.

Amendments and Termination of the Plan

The Company’s Board of Directors generally may amend or terminate the Plan, or any part of the Plan, at any time and for any reason, except that an amendment will not be effective without the approval of the Company’s common stockholders if and to the extent required to maintain the Plan’s qualification under the Internal Revenue Code, by the applicable rules of any national securities exchange or by any applicable law. The amendment, suspension or termination of the Plan will not, without the consent of a participant, alter or impair any rights or obligations under any award granted to such participant. No award may be granted during any period of suspension or after termination of the Plan.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”  THE  PROPOSAL TO APPROVE THE COMPANY’S 2013 STOCK OPTION AND STOCK AWARD PLAN

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists information with respect to the beneficial ownership of the Company’s common stock (Shares) as of April 1, 2013 by:

•

each person known by the Company to beneficially own more than five percent of the Company’s outstanding Shares;

•

the Company’s directors;

•

the Company’s executive officers; and

•

all of the Company’s executive officers and directors as a group.

Unless otherwise indicated, the person or persons named below have sole voting and investment power and that person’s address is c/o UMH Properties, Inc., Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey 07728. In determining the number and percentage of Shares beneficially owned by each person, shares that may be acquired by that person under options exercisable within sixty (60) days of April 1, 2013 are deemed beneficially owned by that person and are deemed outstanding for purposes of determining the total number of outstanding Shares for that person and are not deemed outstanding for that purpose for all other shareholders.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Shares Outstanding (2)
Wells Fargo & Company 733 Marquette Avenue, 5th Floor Minneapolis, MN 55402	1,087,610(3)	6.11%
Jeffrey A. Carus	3,169	*
Anna T. Chew	183,950(4)	1.03%
Eugene W. Landy	1,174,240(5)	6.60%
Samuel A. Landy	606,085(6)	3.36%
Michael P. Landy	295,816(7)	1.66%
Stuart Levy	1,038	*
James E. Mitchell	181,107(8)	1.02%
Richard H. Molke	111,825(9)	*
Allison Nagelberg	46,622(10)	*
Eugene D. Rothenberg	88,113(11)	*
Stephen B. Wolgin	11,944(12)	*
UMH 401(k) Plan	189,632(13)	1.07%
Directors and Officers as a Group * Less than 1%	2,893,541	15.96%

(1)

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in the table have sole voting and investment power with respect to all Shares listed.

(2)

Based on the number of Shares outstanding on April 1, 2013, which was 17,803,826 Shares.

(3)

Based on Schedule 13G/A, as of December 31, 2012, filed with the SEC by Wells Fargo & Company, Wells Fargo & Company owns 1,087,610 Shares as of the close of business on that date. This filing indicates that Wells Fargo has sole voting power for 200 Shares and shared voting power for 1,150,670 Shares. Wells Fargo has sole dispositive power for 200 Shares and shared dispositive power for 1,523,127 Shares.

(4)

Includes (a) 133,950 Shares owned jointly with Ms. Chew’s husband, and (b) 50,000 Shares issuable upon exercise of stock options. Excludes Shares held in the UMH 401(k) Plan. Ms. Chew is a co-trustee of the UMH 401(k) Plan and has shared voting power, but no dispositive power, over the Common Shares held by the UMH 401(k) Plan. She, however, disclaims beneficial ownership of all of the Common Shares held by the UMH 401(k) Plan, except for 19,307 shares held by the UMH 401(k) Plan for her benefit. See Note 13 below for information regarding Shares held by the UMH 401(k) Plan.

(5)

Includes (a) 99,872 Shares owned by Mr. Eugene Landy’s wife, (b) 172,608 Shares held by Landy Investments, Ltd. for which Mr. Eugene Landy has power to vote, (c) 65,913 Shares held in the Landy & Landy Employees’ Profit Sharing Plan of which Mr. Eugene Landy is a Trustee with power to vote, (d) 57,561 Shares held in the Landy & Landy Employees’ Pension Plan of which Mr. Eugene Landy is a Trustee with power to vote, (e) 42,000 Shares held in the Eugene W. Landy Charitable Lead Annuity Trust, a charitable trust for which Mr. Eu gene Landy has power to vote, (f) 100,000 Shares held in the Eugene W. Landy and Gloria Landy Family Foundation, a charitable trust for which Mr. Eugene Landy has power to vote, (g) 15,540 Shares held in Windsor Industrial Park, over which Mr. Eugene Landy has shared voting and dispositive power, and (h) 20,240 Shares held in Juniper Plaza Associates, over which Mr. Eugene Landy has shared voting and dispositive power.

(6)

Includes (a) 38,297 Shares owned jointly with Mr. Samuel Landy’s wife, (b) 14,016 Shares in custodial accounts for Mr. Samuel Landy’s minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote, 6,221 Shares in the Samuel Landy Limited Partnership, (d) 46,500 Shares in EWL Grandchildren Fund LLC of which Mr. Landy is a co- trustee, and (e) 250,000 Shares issuable upon exercise of stock options.  Excludes Shares held in the UMH 401(k) Plan. Mr. Landy is a co-trustee of the UMH 401(k) Plan and has shared voting power, but no dispositive power, over the Common Shares held by the UMH 401(k) Plan.  He, however, disclaims beneficial ownership of all of the Common Shares held by the UMH 401(k) Plan, except for 42,391 Shares held by the UMH 401(k) Plan for his benefit.  See Note 13 below for information regarding Shares held by the UMH 401(k) Plan.

(7)

Includes (a) 11,653 Shares owned by Mr. Michael Landy’s wife, (b) 45,650 Shares in custodial accounts for Mr. Michael Landy’s minor children under the NJ Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote, (c) 46,500 Shares in EWL Grandchildren Fund LLC of which Mr. Landy is a co-trustee, and (d) 20,000 Shares issuable upon exercise of stock options. Excludes 13,916 Shares held in the UMH 401(k) Plan. See Note 13 below for information regarding Shares held by the UMH 401(k) Plan.

(8)

Includes 138,991 Shares held by Mitchell Partners in which Mr. Mitchell has a beneficial interest. In addition to the Common Shares reported Mr. Mitchell also holds 5,000 of the Preferred A Shares.

(9)

Includes 50,563 Shares owned by Mr. Molke’s wife.

(10)

  Includes (a) 1,000 Shares owned by Ms. Nagelberg’s husband, and (b) 5,000 Shares issuable upon exercise of stock options. Excludes 3,202 Shares held in the UMH 401(k) Plan. See Note 13 below for the information regarding Shares held by the UMH 401(k) Plan.

(11)

 Includes 56,878 Shares held by Rothenberg Investments, Ltd. in which Dr. Rothenberg has a beneficial interest.

(12)

 Includes 474 Shares in a custodial account for Mr. Wolgin’s minor child under the Uniform Transfers to Minors Act in which he disclaims any beneficial interest but has power to vote. In addition to the Common Shares reported (a) Mr. Wolgin’s wife holds 200 of the Preferred A Shares, and (b) Mr. Wolgin holds 500 of the Preferred A Shares.

(13)

 Includes 189,632 Shares held by the UMH 401(k) Plan. Ms. Anna T. Chew and Mr. Samuel A. Landy have shared voting power over the Common Shares held by the UMH 401(k) Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis Overview of Compensation Program

The Compensation Committee of the Board has been appointed to discharge the Board's responsibilities relating to the compensation of the Company's executive officers. The Compensation Committee has the overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company. The Compensation Committee's primary objectives include serving as an independent and objective party to review such compensation plans, policies and programs. The Compensation Committee may delegate its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee has not retained or obtained the advice of a compensation committee consultant for determining or recommending the amount of executive or director compensation.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2012, as well as certain other individuals included in the Summary Compensation Table presented below in this proxy statement, are sometimes referred to in this Proxy Statement as the "named executive officers."

Compensation Philosophy and Objectives

The Compensation Committee believes that a well-designed compensation program should align the goals of the shareholders with the goals of the President and Chief Executive Officer, and that a significant part of the executive's compensation, over the long term, should be dependent upon the value created for shareholders. In addition, all executives should be held accountable through their compensation for the performance of the Company, and compensation levels should also reflect the executive's individual performance in an effort to encourage increased individual contributions to the Company's performance. The compensation philosophy, as reflected in the Company's employment agreements with its executives, is designed to motivate executives to focus on operating results and create long-term shareholder value by:

•

establishing a plan that attracts, retains and motivates executives through compensation that is competitive with a peer group of other publicly-traded real estate investment trusts, or REITs;

•

linking a portion of executives' compensation to the achievement of the Company's business plan by using measurements of the Company's operating results and shareholder return; and

•

building a pay-for-performance system that encourages and rewards successful initiatives within a team environment.

The Compensation Committee believes that each of the above factors is important when determining compensation levels for named executive officers. The Compensation Committee reviews and approves the employment contracts for the Chairman of the Board, the President, and the Chief Financial Officer, as well as other named executive officers, including performance goals and objectives. The Compensation Committee annually evaluates performance of these executive officers in light of those goals and objectives. The Compensation Committee considers the Company's performance, relative stockholder return, the total compensation provided to comparable officers at similarly-situated companies, and compensation given to named executive officers in prior years. The Compensation Committee uses the Residential Sector of the Real Estate Compensation Survey (the survey), produced under the guidance of the National Association of Real Estate Investment Trusts (NAREIT), as a guide to setting compensation levels. Participant company data is not presented in a manner that specifically identifies any named individual or company. This survey details compensation by position type with statistical salary and bonus information for each position. The Company’s salary and bonus amounts are compared to the ranges presented for reasonableness. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executive officers should include both base salaries and annual bonus awards that reward corporate and individual performance, as well as give incentives to those executives who meet or exceed established goals.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all final compensation decisions for the Company's named executive officers. The Chairman of the Board and the President annually review the performance of the other named executive officers and then present their conclusions and recommendations to the Compensation Committee with respect to base salary adjustments and annual cash bonus and stock option and restricted stock awards. The Compensation Committee exercises its own discretion in modifying any recommended adjustments or awards, but does consider the recommendations from management who work closely with the other named executive officers.

Role of Grants of Stock Options and Restricted Stock in Compensation Analysis

The Compensation Committee views the grant of stock options and restricted stock awards as a form of long-term compensation. The Compensation Committee believes that such grants promote the Company's goal of retaining key employees, and aligns the key employee's interests with those of the Company's shareholders from a long-term perspective. The number of options or shares of restricted stock granted to each employee is determined by consideration of various factors including, but not limited to, the employee’s title, responsibilities and years of service.

Role of Employment Agreements in Determining Executive Compensation

Each of the Company's currently employed named executive officers is a party to an employment agreement. These agreements provide for base salaries, bonuses and customary fringe benefits. Other key elements of our compensation program for the named executive officers are stock options, restricted stock awards and perquisites and other benefits. Each of these is addressed separately below. In determining initial compensation, the compensation committee considers all elements of a named executive officer’s total compensation package in comparison to current market practices and other benefits.

Shareholder Votes on Executive Compensation

One way to determine if the Company’s compensation program reflects the interests of shareholders is through their non-binding vote. At the Annual Meeting of Shareholders held on June 10, 2011, the Company’s shareholders approved by their advisory vote the compensation of the named executive officers. The shareholders also expressed a preference that advisory votes on executive compensation occur every three years.

Consistent with both the Board of Directors’ recommendations and the results of the shareholder vote, the Company’s Board of Directors considered the recommendation of the shareholders and has determined that the Company (i) will not make any material changes to the manner in which executive compensation is awarded, and (ii) will hold advisory votes on the compensation of the Company’s named executive officers every three years. Accordingly, the next stockholder advisory vote on executive compensation will be held at the Annual Meeting of Shareholders in June 2014.

Base Salaries

Base salaries are paid for ongoing performance throughout the year. In order to compete for and retain talented executives who are critical to the Company's long-term success, the Compensation Committee has determined that the base salaries of named executive officers should approximate those of executives of other equity REITs that compete with the Company for employees, investors and business, while also taking into account the named executive officers' performance and tenure and the Company's performance relative to its peer companies within the REIT industry using the NAREIT Compensation Survey described above.

Bonuses

In addition to the provisions for base salaries under the terms of our employment agreements, the President is entitled to receive an annual maximum cash bonus of up to 21% of base salary, based on the achievement of certain performance goals set by the Compensation Committee. In order to receive a bonus, FFO must have increased 3% during the year, or 9% over the three year contract period. The following are the performance goals for the President:

a.

There shall be a minimum of 175 new home sales per year.  (Bonus of 10% of base salary.)

b.

Occupancy to increase 1%, with not more than 10% of the increase being from rentals. (Bonus of 10% of base salary.)

c.

Acquisition of at least 350 spaces per year. (Bonus of 7% of base salary.)

Bonuses awarded to the other named executive officers are recommended by the Chairman of the Board and the President and are approved by the Compensation Committee. The Company believes that short-term rewards in the form of cash bonuses to senior executives generally should reflect short-term results and should take into consideration both the profitability and performance of the Company and the performance of the individual, which may include comparing such individual’s performance to the preceding year, reviewing the breadth and nature of the senior executives’ responsibilities and valuing special contributions by each such individual. In evaluating performance of the Company annually, the Compensation Committee considers a variety of factors, including, among others, Funds From Operations (FFO), net income, growth in asset size, occupancy and total return to shareholders. The Company considers FFO to be an important measure of an equity REIT’s operating performance and has adopted the definition suggested by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO to mean net income computed in accordance with generally accepted accounting principles (U.S. GAAP) excluding gains or losses from sales of property, plus depreciation and amortization. The Company considers FFO to be a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of its real estate assets diminishes predictably over time and because industry analysts have accepted it as a performance measure.

Various other factors considered include the employee’s title and years of service. The employee’s title generally reflects the employee’s responsibilities and the employee’s years of service may be considered in determining the level of bonus in comparison to base salary.  The

President and the Compensation Committee have declined to use specific performance formulas with respect to the other senior executives, believing that with respect to Company performance, such formulas do not adequately account for many factors, including, among others, the relative performance of the Company compared to its competitors during variations in the economic cycle, and that with respect to individual performance, such formulas are not a substitute for the subjective evaluation by the President and Compensation Committee of a wide range of management and leadership skills of each of the senior executives.

Stock Options and Restricted Stock Awards

Stock options and restricted stock awards are recommended to the Compensation Committee by the President. In making its decisions, the Compensation Committee does not use an established formula or focus on a specific performance target. The Compensation Committee recognizes that often outside forces beyond the control of management, such as economic conditions, changing real estate markets and other factors, may contribute to less favorable near term results even when sound strategic decisions have been made by the senior executives to position the Company for longer term profitability. Thus, the Compensation Committee also attempts to identify whether the senior executives are exercising the kind of judgment and making the types of decisions that will lead to future growth and enhanced asset value, even if the same are difficult to measure on a current basis. For example, in determining appropriate stock option and restricted stock awards, the Compensation Committee considers, among other matters, whether the senior executives have executed strategies that will provide adequate funding or appropriate borrowing capacity for future growth, whether acquisition strategies have been developed to ensure a future stream of reliable and increasing revenues for the Company, whether the selection of properties evidence appropriate risk management, including risks associated with real estate markets, and whether the administration of staff size and compensation appropriately balances the current and projected operating requirements of the Company with the need to effectively control overhead costs.

In fiscal 2012, the Compensation Committee received the recommendations from the President for the number of options or restricted stock to be awarded. The factors that were considered in awarding the stock options and restricted stock included the following progress that was made by management:

•

Located, acquired and integrated seventeen manufactured home communities without placing undue burden on its liquidity.

•

Raised approximately $57 million in equity through issuance of preferred stock and $18 million in equity via the DRIP.

•

Maintained its cash distributions to shareholders.

•

Increased its occupancy rate.

•

Managed general and administrative costs to an appropriate level.

•

Refinanced debt at lower interest rates.

The individual awards were allocated based on the named officers’ individual contributions to these accomplishments. Other factors included the named officers’ title, responsibilities and years of service. In addition, the awards were compared to each named officers’ total compensation and compared with comparable Real Estate Investment Trusts (REITS) using the annual Compensation Survey published by NAREIT as a guide for setting total compensation.

Perquisites and Other Personal Benefits

The Company's employment agreements provide the named executive officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to the named executive officers.

The named executive officers are provided the following benefits under the terms of their employment agreements: an allotted number of paid vacation weeks; eligibility for the executives, spouses and dependents in all Company sponsored employee benefits plans, including 401(k) plan, group health, accident, and life insurance, on such terms no less favorable than applicable to any other executive; use of an automobile; and, supplemental disability insurance, at the Company's cost, as agreed to by the Company and the executive. Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2012, are included in “All Other Compensation” of the Summary Compensation Table provided below in this proxy statement.

Payments upon Termination or Change in Control

In addition, the named executive officers' employment agreements each contain provisions relating to change in control events and severance upon termination for events other than without cause or good reason (as defined under the terms of the employment agreements). These change in control and severance terms are designed to promote stability and continuity of senior management. Information regarding these provisions is included in “Employment Agreements” provided below in this proxy statement. There are no other agreements or arrangements governing change in control payments.

Evaluation

Mr. Eugene Landy is employed under an Amended Employment Agreement with the Company.    His  base  compensation  under  his  amended  contract  was  increased  in  2004  to

$175,000 per year.  Mr. Eugene Landy also received $123,490 of restricted stock and $38,552 in director’s fees, legal fees and fringe benefits.

In evaluating Mr. Eugene Landy’s leadership performance, during 2011, the Compensation Committee awarded Mr. Eugene Landy an Outstanding Leadership Achievement Award (Award) in the amount of $250,000 per year for three years. This Award is to recognize Mr. Eugene Landy’s exceptional leadership as Chairman of the Board for over 40 years.

The Compensation Committee also reviewed the progress made by Mr. Samuel  A. Landy, President, including Funds From Operations. Mr. Samuel Landy is employed under an Employment Agreement with the Company.   His base compensation under this contract was

$378,000 for 2012. Mr. Samuel Landy also received bonuses totaling $89,792, restricted stock of $250,790 and director’s fees and fringe benefits totaling $38,925. Bonuses were primarily based upon achievement of certain performance goals.

Ms. Anna Chew is employed under an Employment Agreement with the Company. Her base compensation under this contract was $287,385 for 2012. Ms. Chew also received bonuses totaling $38,025, restricted stock of $123,490 and director’s fees and fringe benefits totaling

$41,507. Bonuses were based on performance, recommended by the President and approved by the Compensation Committee.

Ms. Allison Nagelberg is employed under an Employment Agreement with the Company. Her base compensation under this contract was $250,000 for 2012. Ms. Nagelberg also received bonuses totaling $34,351, restricted stock of $111,700 and fringe benefits of $14,006. Bonuses were based on performance, recommended by the President and approved by the Compensation Committee.

The Compensation Committee has also approved the recommendations of the President concerning the other named executive officers’ annual salaries, bonuses, option and restricted stock grants and fringe benefits.

In addition to its determination of the executive's individual performance levels for 2012, the Compensation Committee also compared the executive's total compensation for 2012 to that of similarly-situated personnel in the REIT industry using the NAREIT Compensation Survey described above. The Company’s salary and bonus amounts were compared to the ranges presented for reasonableness. The Company’s total compensation fell in the lowest range (25th percentile) of this survey.

Risk Management

The Board of Directors does not believe that the Executive Compensation Program raises any risks that are reasonably likely to have a material adverse effect on the Company. Executive Officers are compensated on a fixed salary basis and have not been awarded any bonuses or other compensation that might encourage the taking of unnecessary or excessive risks that threaten the long-term value of the Company. The Board has attempted to align the interests of the Board of Directors and the Executive Officers with the long-term interests of the Company and the Shareholders through grants of stock options and restricted stock awards, thereby giving the Board and Executive Officers additional incentives to protect the long-term value of the Company.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management  and,  based  on  such  review  and  discussions,  the  Compensation  Committee recommended to the Board that the Compensation Discussion and Analysis be included in this report.

Compensation Committee: James E. Mitchell Richard H. Molke Eugene Rothenberg Stephen B. Wolgin

Summary Compensation Table

The following Summary Compensation Table shows compensation paid by the Company for services rendered during 2012, 2011 and 2010 to the Chairman of the Board, President, Vice President, General Counsel and Executive Vice President. There were no other executive officers whose aggregate cash compensation exceeded $100,000:

Name and Principal Position	year	Salary	Bonus	Option Awards (7)	Restricted Stock Awards	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Eugene W. Landy	2012	$175,000	$250,000	$ -0-	$123,490 (8)	$58,573	$38,552 (1)	$645,615
Chairman of the	2011	175,000	250,000	-0-	122,760 (8)	69,989	41,500 (1)	659,249
Board	2010	175,000	-0-	-0-	115,100 (8)	57,237	21,250 (1)	368,587
Samuel A. Landy	2012	378,000	89,792	-0-	250,790 (9)	-0-	38,925 (2)	757,507
President and Chief	2011	330,000	88,742	-0-	290,160 (8)	-0-	33,800 (2)	742,702
Executive Officer	2010	315,000	36,538	7,987	287,750 (8)	-0-	34,085 (2)	681,360
Anna T. Chew (5)	2012	287,385	38,025	-0-	123,490 (7)	-0-	41,507 (2)	490,407
Vice President and	2011	273,700	50,525	-0-	122,760 (7)	-0-	33,800 (2)	480,785
Chief Financial Officer	2010	260,600	24,565	-0-	115,100 (7)	-0-	31,050 (2)	431,315
Allison Nagelberg (6)	2012	250,000	34,351	-0-	111,700 (10)	-0-	14,006 (3)	410,057
General Counsel	2011	178,126	41,851	-0-	111,600 (7)	-0-	51,208 (3)	382,785
	2010	178,126	11,851	-0-	57,550 (7)	-0-	40,393 (3)	287,920
Michael P. Landy (11)	2012	51,975	35,000	-0-	123,490 (7)	-0-	29,125 (4)	239,590
Executive Vice	2011	90,463	110,000	-0-	122,760 (7)	-0-	15,750 (4)	338,973
President	2010	65,050	-0-	-0-	115,100 (7)	-0-	-0-	180,150

(1)

Represents Director’s fees of $29,125, $24,000 and $21,250, and legal fees of $-0-, $17,500 and $-0- for 2012, 2011 and 2010, respectively, and fringe benefits.

(2)

Represents Director’s fees of $29,125, $24,000 and $21,250 for 2012, 2011 and 2010, respectively, fringe benefits and discretionary contributions by the Company to the Company’s 401(k) Plan allocated to an account of the named executive officer.

(3)

Represents fringe benefits, discretionary contributions by the Company to the Company’s 401(k) Plan allocated to an account of the named executive officer, and in 2010 and 2011, reimbursement of tuition and fees associated with her pursuit of an Executive MBA degree.

(4)

Represents Director’s fees.

(5)

Prior to July 2012, approximately 25% of her salary compensation was allocated to and reimbursed by MREIC, pursuant to a cost sharing agreement between the Company and MREIC. Effective July 2012, 100% of her salary compensation is allocated to the Company.

(6)

Prior to July 2012, approximately 25% of her salary compensation was allocated to and reimbursed by MREIC, pursuant to a cost sharing agreement between the Company and MREIC. Effective July 2012, 50% of her salary compensation is allocated to the Company.

(7)

These values were established using the Black-Scholes stock option valuation model. The following weighted-average assumptions were used in the model for 2010: expected volatility of 23.59%; risk-free interest rate of 2.67%; dividend yield of 8.85%; expected life of the options of eight years; and forfeitures of $-0-. The actual value of the options will depend upon the performance of the Company during the period of time the options are outstanding and the price of the Company’s common stock on the date of exercise.

(8)

These values were established based on the number of shares granted during 2012, 2011 and 2010 at the weighted average fair value on the date of grant of $11.23, $11.16 and $11.51, respectively.

(9)

This value was established based on the number of shared granted during 2012 at the fair value on the date of grant of $9.65.

(10)

This value was established based on the number of shared granted during 2012 at the fair value on the date of grant of $11.17.

(11)

Michael P. Landy, the Company’s Executive Vice President, is an employee of MREIC. His compensation disclosure can be found in the filings of MREIC. Prior to July 2012, approximately 30% of his compensation cost was allocated to and reimbursed by the Company for his services, pursuant to a cost sharing arrangement between the Company and MREIC. Effective July 2012, Mr. Michael P. Landy’s salary is no longer allocated to the Company. Mr. Michael P. Landy is an inside director.

Grants of Plan-Based Awards

On August 14, 2003, the shareholders approved and ratified the Company’s 2003 Stock Option Plan (the 2003 Plan) authorizing the grant to officers and key employees of options to purchase up to 1,500,000 shares of common stock. On June 7, 2010, the shareholders approved and ratified an amendment and restatement of the Plan. The amendment and restatement made two substantive changes: (1) the inclusion of Directors as participants in the Plan, and (2) the ability to grant restricted stock to Directors, officers and key employees. The amendment and restatement also made other conforming, technical and other nonsubstantive changes. There was no change to the total number of shares subject to grant under the Plan. The amendment and restatement also makes certain modifications and clarifications, including those concerning administration and compliance with applicable tax rules, such as Section 162(m) of the Internal Revenue Code. Options or restricted stock may be granted any time as determined by the Company’s Compensation Committee up through August 14, 2013.

Stock Options

All options are exercisable one year from the date of grant. The option price shall not be below the fair market value at date of grant. If options granted under the 2003 Plan expire or terminate for any reason without having been exercised in full, the Shares subject to, but not delivered under, such options shall become available for additional option grants under the 2003 Plan.

During the years ended December 31, 2012, 2011 and 2010, options to purchase 94,000, 80,000 and 111,000 shares, respectively, were granted. During the years ended December 31, 2012, 2011 and 2010, options to purchase 4,000, 10,000 and -0- shares, respectively, were exercised. During the years ended December 31, 2012, 2011 and 2010, options to purchase 55,000, 51,000 and 38,000 shares, respectively, were forfeited.

Restricted Stock

Under the 2003 Plan, the Compensation Committee determines the recipients of restricted stock award; the number of restricted shares to be awarded; the length of the restricted period of the award; the restrictions applicable to the award including, without limitation, the employment or retirement status of the participant; rules governing forfeiture and restrictions applicable to any sale, assignment, transfer, pledge or other encumbrance of the restricted stock during the restricted period; and the eligibility to share in dividends and other distributions paid to the Company’s stockholders during the restricted period. The maximum number of shares underlying restricted stock awards that may be granted in any one fiscal year to a participant shall be 100,000.

The following table sets forth, for the named executive officers in the Summary Compensation Table, information regarding individual grants of restricted stock made during the year ended December 31, 2012:

Name	Grant Date	Number of Shares of Restricted Stock	Grant Date Fair Value per Share	Grant Date Fair Value

Eugene W. Landy	08/31/12	10,000	$11.17	$111,700
Eugene W. Landy	09/14/12	1,000	11.79	11,790
Samuel A. Landy	01/19/12	25,000	9.56	239,000
Samuel A. Landy	09/14/12	1,000	11.79	11,790
Michael P. Landy	08/31/12	10,000	11.17	111,700
Michael P. Landy	09/14/12	1,000	11.79	11,790
Anna T. Chew	08/31/12	10,000	11.17	111,700
Anna T. Chew	09/14/12	1,000	11.79	11,790
Allison Nagelberg	08/31/12	10,000	11.17	111,700

These awards vest over five years.  There were no grants of stock options to the named executive officers during 2012.

Option Exercises and Stock Vested

The following table sets forth summary information concerning option exercises and vesting of restricted stock awards for each of the named executive officers during the year ended December 31, 2012:

	Option Awards		Restricted Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acuired on Vesting (#)	Value realized On Vesting ($) (1)

Eugene W. Landy	-0-	$-0-	4,707	$53,519
Samuel A. Landy	-0-	-0-	11,444	130,118
Michael P. Landy	-0-	-0-	4,707	53,519
Anna T. Chew	-0-	-0-	4,707	53,519
Allison Nagelberg	-0-	-0-	3,326	37,817

(1)

 Value realized based on the closing price of the shares on the NYSE as of the date of vesting.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for the named executive officers in the Summary Compensation Table, information regarding stock options and restricted stock outstanding at December 31, 2012:

	Option Awards				Restricted Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options UnExercisable	Option Exercise Price	Option Expiration Date	Number of Shares that have not Vested	Market Value of Shares that have not Vested (1)

Eugene W. Landy					28,292	$292,256
Samuel A. Landy Samuel A. Landy	6,400	-0-	$17.19	02/01/13	69,244	$715,291
Samuel A. Landy	43,600	-0-	$15.62	02/01/13
Samuel A. Landy	5,800	-0-	$17.21	01/09/14
Samuel A. Landy	44,200	-0-	$15.62	01/09/14
Samuel A. Landy	5,800	-0-	$17.06	01/03/15
Samuel A. Landy	44,200	-0-	$15.51	01/03/15
Samuel A. Landy	7,700	-0-	$12.97	01/08/16
Samuel A. Landy	42,300	-0-	$11.79	01/08/16
Samuel A. Landy	14,000	-0-	$7.12	01/07/17
Samuel A. Landy	61,000	-0-	$6.47	01/07/17
Samuel A. Landy	10,900	-0-	$9.13	01/08/18
Samuel A. Landy	14,100	-0-	$8.30	01/08/18
Anna T. Chew Anna T. Chew	10,000	-0-	$15.05	07/18/13	28,292	$292,256
Anna T. Chew	10,000	-0-	$15.15	07/21/14
Anna T. Chew	10,000	-0-	$14.21	07/16/15
Anna T. Chew	10,000	-0-	$7.55	09/25/16
Anna T. Chew	10,000	-0-	$7.57	06/22/17
Michael P. Landy Michael P. Landy	10,000	-0-	$14.21	07/16/15	28,292	$292,256
Michael P. Landy	5,000	-0-	$7.55	09/25/16
Michael P. Landy	5,000	-0-	$7.57	06/22/17
Allison Nagelberg Allison Nagelberg	5,000	-0-	$14.21	07/16/15	22,759	$235,100

(1)

 Based on the closing price of our common stock on December 31, 2012 of $10.33. Restricted stock awards vest over 5 years.

Employment Agreements

The Company has an Employment Agreement with Mr. Eugene W. Landy, Chairman of the Board. Under this agreement, prior to January 1, 2004, Mr. Landy received an annual base compensation of $150,000 plus bonuses and customary fringe benefits, including health insurance, participation in the Company’s 401(k) Plan, stock options, five weeks’ vacation and use of an automobile. Additionally, there may be bonuses voted by the Board of Directors. The Employment Agreement is terminable by either party at any time subject to certain notice requirements. On severance of employment by the Company, Mr. Landy will receive severance of $450,000, payable $150,000 on severance and $150,000 on the first and second anniversaries of severance. In the event of disability, Mr. Landy’s compensation will continue for a period of three years, payable monthly. On retirement, Mr. Landy will receive a pension of $50,000 a year for ten years, payable in monthly installments. In the event of death, Mr. Landy’s designated beneficiary will receive $450,000, $100,000 thirty days after death and the balance one year after death. The Employment Agreement automatically renews each year for successive one-year periods. Effective January 1, 2004, this Agreement was amended to increase Mr. Landy's annual base compensation to $175,000. Additionally, Mr. Landy's pension benefit of $50,000 per year was extended for an additional three years. On April 14, 2008, the Company executed a Second Amendment to the Employment Agreement with Mr. Landy (the Second Amendment). The Second Amendment provides that in the event of a change in control, Eugene W. Landy shall receive a lump sum payment of $1,200,000, provided the sale price of the Company is at least

$16 per share of common stock. A change of control shall be defined as the consummation of a reorganization, merger, share exchange, consolidation, or sale or disposition of all or substantially all of the assets of the Company. This change of control provision shall not apply to any combination between the Company and MREIC. Payment shall be made simultaneously with the closing of the transaction, and only in the event that the transaction closes.

Effective January 1, 2012, the Company and Samuel A. Landy entered into a three-year Employment Agreement under which Mr. Samuel Landy receives an annual base salary of

$378,000 for 2012, $396,900 for 2013 and $416,745 for 2014, subject to increases in Funds From Operations (FFO) of 3% per year or 9% over the three-year period. If this increase is not met, the salary increase will be limited to the increase in the consumer price index. Bonuses are based on performance goals relating to FFO, home sales, occupancy and acquisitions, with a maximum of 21% of salary. Mr. Samuel Landy received a restricted stock grant of 25,000 shares in 2012. In each subsequent calendar year of employment pursuant to the Agreement, restricted stock shall be awarded to Mr. Samuel Landy at the discretion of the Compensation Committee of the Board of Directors. Mr. Samuel Landy will receive customary fringe benefits, four weeks’ vacation, reimbursement of reasonable and necessary business expenses and use of an automobile. The Company will reimburse Mr. Samuel Landy for the cost of a disability insurance policy. In the event of a merger, sale or change of voting control of the Company, excluding transactions between the Company and MREIC, Mr. Samuel Landy will have the right to extend and renew this Employment Agreement so that the expiration date will be three years from the date of merger, sale or change of voting control, or the employee may terminate the Employment Agreement and be entitled to receive one year’s compensation in accordance with the Agreement. If there is a termination of employment by the Company for any reason, either involuntary or voluntary, including the death of the employee, the employee shall be entitled to the  greater  of  the  salary  due  under  the  remaining  term  of  the  Agreement  or  one  year’s compensation at the date of termination, paid monthly over the remaining term or life of the Agreement.

Effective January 1, 2012, the Company and Anna T. Chew entered into a new three-year Employment Agreement, under which Ms. Chew receives an annual base salary of $287,385 for 2012, $301,754 for 2013 and $316,841 for 2014, plus bonuses and customary fringe benefits. Ms. Chew will also receive four weeks’ vacation, reimbursement of reasonable and necessary business expenses and use of an automobile. The Company will reimburse Ms. Chew for the cost of a disability insurance policy such that, in the event of the employee’s disability for a period of more than 90 days, the employee will receive benefits up to 60% of her then-current salary. In the event of a merger, sale or change of voting control of the Company, excluding transactions between the Company and MREIC, the employee will have the right to extend and renew this Employment Agreement so that the expiration date will be three years from the date of merger, sale or change of voting control, or the employee may terminate the Employment Agreement and be entitled to receive one year’s compensation in accordance with the Agreement. If there is a termination of employment by the Company for any reason, either involuntary or voluntary, including the death of the employee, other than a termination for cause as defined by the Agreement, the employee shall be entitled to the greater of the salary due under the remaining term of the Agreement or one year’s compensation at the date of termination, paid monthly over the remaining term or life of the Agreement.

Effective January 1, 2012, the Company and Allison Nagelberg, General Counsel, entered into a three-year Employment Agreement, under which Ms. Nagelberg receives an annual base salary of $250,000 for 2012, $262,500 for 2013 and $275,625 for 2014, plus bonuses and customary fringe benefits. Ms. Nagelberg will also receive four weeks’ vacation, reimbursement of reasonable and necessary business expenses and use of an automobile. Pursuant to this Employment Agreement, the Company will also pay on behalf of Ms. Nagelberg, all tuition and fees associated with her pursuit of an Executive MBA degree, which was completed in 2012. The Company will reimburse Ms. Nagelberg for the cost of a disability insurance policy such that, in the event of the employee’s disability for a period of more than 90 days, the employee will receive benefits up to 60% of her then-current salary. As an alternative to long-term disability, Employee shall have the option to purchase and/or maintain, and be fully reimbursed for, a short-term disability policy on terms to be approved by the Corporation. In the event of a merger, sale or change of voting control of the Company, the employee will have the right to extend and renew this Employment Agreement so that the expiration date will be three years from the date of merger, sale or change of voting control. If there is a termination of employment by the Company for any reason, either involuntary or voluntary, including the death of the employee, other than a termination for cause as defined by the Agreement, the employee shall be entitled to the greater of the salary due under the remaining term of the Agreement or one year’s compensation at the date of termination, paid monthly over the remaining term or life of the Agreement.

Potential Payments upon Termination of Employment or Change-in-Control

Under the terms of the employment agreements of the named executive officers, such named executive officers are entitled to receive the following estimated payments and benefits upon  a  termination  of  employment  or  voluntary  resignation  (with  or  without  a  change-in-

control). These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the named executive officers, which would only be known at the time that they become eligible for payment and would only be payable if a termination of employment, or voluntary resignation, were to occur. The table below reflects the amount that could be payable under the various arrangements assuming that the termination of employment had occurred at December 31, 2012.

Voluntary Resignation on 12/31/12	Termination Not for Cause or Good Reason on 12/31/12	Termination for Cause on 12/31/12	Termination Not for Cause or Good Reason (After a Change- in-Control) on 12/31/12	Disability or Death on 12/31/12

Eugene W. Landy	$450,000 (1)	$450,000 (1)	$450,000 (1)	$1,650,000 (2)	$525,000 (3)
Samuel A. Landy	801,545 (4)	801,545 (4)	801,545 (4)	801,545 (4)	801,545 (4)
Anna T. Chew	618,595 (4)	618,595 (4)	-0-	618,595 (4)	618,595 (4)
Allison Nagelberg	538,125 (4)	538,125 (4)	-0-	538,125 (4)	538,125 (4)
Michael P. Landy (5)	-0-	-0-	-0-	-0-	-0-

(1)

Consists of severance payments of $450,000, payable $150,000 per year for three years.

(2)

Mr. Landy shall receive a lump-sum payment of $1,200,000 in the event of a change in control, provided that the sale price of the Company is at least $16 per share of common stock. In addition, if Mr. Landy’s employment agreement is terminated, he receiv es severance payments of $450,000, payable $150,000 per year for three years.

(3)

In the event of a disability, as defined in the agreement, Mr. Landy shall receive disability payments equal to his base salary for a period of three years.  He has a death benefit of $450,000 payable to Mr. Landy’s beneficiary.

(4)

Represents two year's salary. The respective employment agreements provides for the greater of the salary due under the remaining term of the agreement or one year.  The respective employment agreements also provide for death benefits of the same amount.

(5)

Michael P. Landy is an employee of MREIC and is subject to an employment agreement with MREIC. Amounts potentially payable are not included herein.

The Company retains the discretion to compensate any officer upon any future termination of employment or change-in control.

Director Compensation

Prior to September 1, 2012, Directors received a fee of $2,250 for each Board meeting attended, $500 for each Board phone meeting attended, and an additional fixed annual fee of

$15,000 payable quarterly. Directors appointed to board committees received $500 for each committee meeting attended. Those specific committees are Compensation Committee, Audit Committee and Nominating Committee.

Effective September 1, 2012, Directors receive a fee of $3,125 for each Board meeting attended, $500 for each Board phone meeting attended, and an additional fixed annual fee of

$22,500 payable quarterly.  Directors appointed to board committees receive $1,000 for each committee meeting attended.

The table below sets forth a summary of director compensation for the  year ended December 31, 2012:

Fees Earned or Paid in Cash

Director	Annual Board Cash Retainer	Meeting Fees	Committee Fees	Restricted Stock Awards (4)	Total Fees Earned or Paid in Cash

Ernest Bencivenga (1)	$ -0-	$ 2,250	$ -0-	$ -0-	$ 2,250
Jeffrey A. Carus	18,750	10,375	-0-	11,790	40,915
Charles Kaempffer (2)	18,750	9,875	2,500	-0-	31,125
Stuart Levy	18,750	10,375	-0-	11,790	40,915
James E. Mitchell (3)	18,750	10,375	4,000	11,790	44,915
Richard H. Molke (3)	18,750	10,375	4,000	11,790	44,915
Eugene Rothenberg (3)	18,750	10,375	3,500	11,790	44,415
Stephen B. Wolgin (3)	18,750	10,375	4,500	11,790	44,415

	$ 131,250	$74,375	$18,500	$70,740	$294,865

(1)

Mr. Bencivenga passed away in Q1 2012.

(2)

Mr. Kaempffer is an Emeritus director which is a retired director who is not entitled to vote on board resolutions; however he receives directors’ fees for participation in the board meetings.

(3)

Mr. Mitchell, Mr. Molke, Mr. Rothenberg and Mr. Wolgin are members of the audit committee, the compensation committee and the nominating committee.  The Board has determined that Mr. Mitchell and Mr. Wolgin are considered “audit committee financial experts” within the meaning of the rules of the SEC and are “financially sophisticated” within the meaning of the listing requirements of the NYSE.

(4)

Directors each received a grant of 1,000 shares of restricted common stock under the 2007 Plan. Fair value on the date of grant was $11.79 per share.

(5)

Mr. Eugene W. Landy, Mr. Samuel A. Landy, Mr. Michael P. Landy and Ms. Anna T. Chew are inside directors. As such, their director compensation is included in the Summary Compensation Table.

Pension Benefits and Nonqualified Deferred Compensation Plans

Except as provided in the specific agreements described above, the Company has no pension or other post-retirement plans in effect for Officers, Directors or employees or a nonqualified deferred compensation plan. The present value of accumulated benefit of pension benefits for Mr. Eugene W. Landy is $509,259 as of December 31, 2012. Payments made during 2012 amounted to $50,000. Mr. Eugene Landy is entitled to receive payments of $50,000 per year through 2013. The Company’s employees may elect to participate in the Company’s 401(k) Plan.

Compensation Committee Interlocks and Insider Participation

During 2012, the Compensation committee consisted of Mr. Mitchell, Mr. Molke, Mr. Rothenberg and Mr. Wolgin. No member of the Compensation Committee is a current or former officer or employee of the Company. In 2012, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on our Board of Directors or the Compensation Committee. The members of the Compensation Committee did not otherwise have any relationships requiring related-party disclosure in this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the Audit Committee) of the Board of Directors (the Board of Directors) of UMH Properties, Inc. (the Company) operates under a written charter which has been amended in January 2013. The amended charter is available on the Company’s website at www.umh.com.

The Company has an Audit Committee consisting of four “independent” Directors, as defined by the listing standards of the New York Stock Exchange. The Audit Committee’s role is to act on behalf of the Board of Directors in the oversight of all material aspects of the Company’s reporting, internal control and audit functions.

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2012.

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees” as amended, as adopted by the Public Accounting Oversight Board in Rule 3200T.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 61, “Independence Discussions with Audit Committees”, and have discussed with the registered public accounting firm its independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Audit Committee: James E. Mitchell Richard H. Molke Eugene Rothenberg Stephen B. Wolgin

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PKF O’Connor Davies, a division of O’Connor Davies, LLP, served as the Company’s independent registered public accounting firm for the years ended December 31, 2012 and 2011. The following are fees billed by and accrued to PKF O’Connor Davies, a division of O’Connor Davies, LLP, in connection with services rendered:

	2012	2011
Audit Fees	$150,000	$140,500
Audit Related Fees	74,798	38,450
Tax Fees	44,150	40,000
All Other Fees	-0-	-0-
Total Fees	$268,948	$218,950

Audit fees include professional services rendered for the audit of the Company’s annual financial statements, management’s assessment of internal controls, and reviews of financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit related fees include services that are normally provided by the Company’s independent auditors in connection with statutory and regulatory filings, such as consents and assistance with and review of documents filed with the Securities and Exchange Commission.

Tax fees include professional services rendered for the preparation of the Company’s federal and state corporate tax returns and supporting schedules as may be required by the Internal Revenue Service and applicable state taxing authorities. Tax fees also include other work directly affecting or supporting the payment of taxes, including planning and research of various tax issues.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of audit and permitted non-audit services provided by the Company’s principal independent registered public accounting firm. The policy requires that all services provided by our principal independent registered public accounting firm to the Company, including audit services, audit-related services, tax services and other services, must be pre-approved by the Committee, and all have been so approved. The pre-approval requirements do not prohibit day-to-day normal tax consulting services, which matters will not exceed $10,000 in the aggregate.

The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining PKF O’Connor Davies, a division of O’Connor Davies, LLP’s, independence.

COMPARATIVE STOCK PERFORMANCE

The following line graph compares the total return of the Company’s common stock for the last five years to the FTSE NAREIT ALL REIT Total Return Index published by the National Association of Real Estate Investment Trusts (NAREIT) and to the S&P 500 Index for the same period.  The total return reflects stock price appreciation and dividend reinvestment for all three comparative indices.  The information herein has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed.

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YEAR ENDED DECEMBER 31,
UMH PROPERTIES, INC.
FTSE NAREIT ALL REIT
S & P 500

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no family relationships between any of the Directors or executive officers of the Company, except that Samuel A. Landy, President and a Director of the Company, and Michael P. Landy, Executive Vice-President and a Director of the Company, are the sons of Eugene W. Landy, the Chairman of the Board and a Director of the Company.

Eugene W. Landy and Samuel A. Landy are partners in the law firm of Landy & Landy, which firm, or its predecessor firms, have been retained by the Company as legal counsel since the formation of the Company, and which firm the Company proposes to retain as legal counsel for the current fiscal year. The Company now uses outside counsel for most of the legal services required. The New Jersey Supreme Court has ruled that the relationship of directors also serving as outside counsel is not per se improper, but the attorney should fully discuss the issue of conflict with the other directors and disclose it as part of the Proxy Statement so that shareholders can consider the conflict issue when voting for or against the attorney/director nominee.

No director, executive officer, or any immediate family member of such director or executive officer may enter into any transaction or arrangement with the Company without the prior approval of the Board of Directors. The Board of Directors will appoint a Business Judgment Committee consisting of independent directors who are also independent of the transaction or arrangement. This Committee will recommend to the Board of Directors approval or disapproval of the transaction or arrangement. In determining whether to approve such a transaction or arrangement, the Business Judgment Committee will take into account, among other factors, whether the transaction was on terms no less favorable to the Company than terms generally available to third parties and the extent of the executive officer’s or director’s involvement in such transaction or arrangement. Additionally, the Company’s Code of Business Conduct and Ethics, which is presented on the Company’s website at www.umh.com, provides a method of notifying and reporting in the event of a potential or apparent conflict of interest. Further, to identify related party transactions, the Company submits and requires our directors and executive officers to complete director and officer questionnaires identifying any transactions with the Company in which the director, executive officer or their immediate family members have an interest.

Transactions with Monmouth Real Estate Investment Corporation

There are six Directors of the Company who are also Directors and shareholders of MREIC, including Mr. Michael Landy and Mr. Stephen Wolgin, nominees for director. The Company holds common stock of MREIC in its securities portfolio. As of December 31, 2012, the Company owns a total of 1,767,147 shares of MREIC common stock, representing 4.3% of the total shares outstanding at December 31, 2012.

The Company operates in conjunction with MREIC. Some general and administrative expenses are allocated between the Company and MREIC based on use or services provided, pursuant to a cost sharing arrangement. Allocations of salaries and benefits are made based on the amount of the employees’ time dedicated to each company. Shared expenses are allocated between the Company and MREIC, based on usage by each company. These allocations are reviewed by the Audit Committee.

Other Matters

The Company has employment agreements with certain named executive officers, which in addition to base compensation, bonuses and fringe benefits, provides for specified retirement benefits. The Company has accrued these benefits on a present value basis over the terms of the agreements. Amounts accrued under these agreements were $509,259 and $517,832 at December 31, 2012 and 2011, respectively.

The Company leases its corporate offices where the lessor of the property is owned by certain officers and directors of the Company. Approximately 70% of the monthly lease payment is reimbursed by MREIC. On May 1, 2010, the Company renewed this lease for an additional five-year term with monthly lease payments of $13,600 through April 30, 2013 and $14,000 through April 30, 2015.  The Company is also responsible for its proportionate share of real estate taxes and common area maintenance. Approximately 70% of the monthly lease payment plus its proportionate share of real estate taxes and common area maintenance is reimbursed by MREIC. Management believes that the aforesaid rent is no more than what the Company would pay for comparable space elsewhere.

COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

Section 16(a) of the Exchange Act requires the Company’s Officers and Directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the year, all Section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were met.

OTHER MATTERS

The Board of Directors knows of no other matters other than those stated in this Proxy Statement which are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the discretion of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will provide, without charge, to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2012 (as filed with the SEC), including the financial statements and schedules thereto. All such requests should be directed to UMH Properties, Inc., Attention: Shareholder Relations, Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ 07728.

SHAREHOLDER PROPOSALS

Shareholders interested in presenting a proposal for inclusion in the Proxy Statement for the 2014 Annual Meeting of shareholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received at the Company’s principal executive offices by December 28, 2013 or not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. Under our current Bylaws, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by our shareholders at our 2014 Annual Meeting, but not included in Company’s proxy statement, may be made by a person who is shareholder of record at the time of giving notice by the shareholder and at the time of the Meeting who delivers notice along with the additional information and materials required by our current Bylaws to our Secretary at the principal executive office of the Company not earlier than December 28, 2013 and not later than January 27, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

/S/Eugene W. Landy
Eugene W. Landy Chairman of the Board

Dated: April 26, 2013

Important: Shareholders can help the Directors avoid the necessity and expense of sending follow-up letters to insure a quorum by promptly casting their vote. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. You are earnestly requested to cast your vote in order that the necessary quorum may be represented at the meeting.

APPENDIX A

UMH PROPERTIES, INC.

2013 STOCK OPTION AND STOCK AWARD PLAN

SECTION 1

EFFECTIVE DATE AND PURPOSE

1.1 Effective Date. The Board of Directors of the Company has adopted the Plan on April 8, 2013, subject to the approval of the stockholders of the Company within twelve (12) months of such date.

1.2 Purpose of the Plan. The Plan is designed to provide a means to attract, motivate and retain eligible Participants and to further the growth and financial success of the Company by aligning the interests of Participants through the ownership of Shares and other incentives with the interests of the Company's stockholders.

1.3 Performance Based Compensation.  In addition to the foregoing Section 1.2, the Plan is intended to provide for “performance based compensation” (within the meaning of Section 162(m) of the Code and Treasury regulation section 1.162-27(e)) for executive officers of the Company and its Subsidiaries the Committee determines may be or may become covered employees (within the meaning of Treasury regulation section 1.167-27(c)(2), as amended by administrative pronouncements).  To the extent any Award hereunder is not intended to constitute performance-based compensation, including without limitation, for any Participant that would be deemed a “covered employee”, Sections 1.3.1, 1.3.2, 1.3.3 and 1.3.4 shall not be required to apply.  To the extent that the Committee makes any grants of any Awards hereunder which are intended to qualify as performance based compensation for any such Participants:

1.3.1 Except with respect to the grant of any Options granted hereunder, payments in respect of any Award granted hereunder shall be made solely upon one or more pre-established objective goals.  Such goals shall be established in writing by the Committee not later than 90 days following the commencement of the period of service to which the performance goal relates, provided that the outcome is substantially uncertain at the time the Committee actually establishes the goal.  In no event will a goal be considered to be pre-established if it is established after 25 percent of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.  Any performance goal established in respect of any payment, delivery or lapse of Restrictions with respect to any Award intended to qualify as performance based compensation contemplated by this Section 1.3.1 shall otherwise comply with the terms and conditions of Treasury regulation section 1.162-27(e)(2) as may be applicable.

1.3.2 The business criteria on which any performance goal determined under Section 1.3.1 hereof is based by the Committee shall include one or more of the following, to the extent consistent with the applicable requirements of Treasury regulation section 1.162-27(e)(2): funds from operations, funds from operations per share, net income, net cash provided by operating activities and dividend per share.  With respect to any grant under the Plan intended to constitute

“performance-based compensation” for any Participant, the maximum amount of compensation that could be paid to any Participant under this Plan for any Fiscal Year is two million dollars ($2,000,000).

1.3.3   Except as may be provided in any Award Agreement, no payment, delivery or lapse of any Restrictions hereunder in connection with any Award intended to qualify as performance based compensation shall be made to any Participant prior to the time at which this Plan has been approved by shareholders of the Company consistent with Treasury regulation section 1.162-27(e)(4).

1.3.4   The Committee must certify in writing prior to any payment, delivery or lapse of Restrictions with respect to any Award hereunder that the performance goals and any other material terms established by the Committee for any Participant’s Awards have been satisfied in a manner consistent with Treasury regulation section 1.162-27(e)(5).

SECTION 2

DEFINITIONS

2.1 The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.2 "1934 Act" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.3 "Award" means, individually or collectively, an Option Award or a Restricted Stock Award.

2.4 "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Option Award or Restricted Stock Award granted under the Plan.

2.5 "Board" or "Board of Directors" means the Board of Directors of the Company.

2.6 "Cause" means (i) Participant's conviction of a felony or any crime involving moral turpitude, (ii) any public disparagement by the Participant of the Company, or (iii) the willful engaging by the Participant in conduct materially injurious to the Company, monetarily or otherwise.

2.7 "Change in Control" shall have the meaning assigned to such term in Section 10.

2.8 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9 "Committee" means the committee appointed by the Board pursuant to Section 4.1 to administer the Plan.

2.10 "Company" means UMH Properties, Inc. a Maryland corporation, or any successor thereto.

2.11 “Director” means a director of the Company.

2.12 "Disability" means a permanent and total disability that qualifies a Participant for disability benefits under the Company's long term disability plan; or if no such plan is maintained, a permanent and total disability that renders the Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.13 "Employee" means any employee of the Company or its Subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.14 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

2.15 "Fair Market Value" means, as of any given date, (i) the closing sales price of the Shares on any national securities exchange on which the Shares are listed; or (ii) if there is no regular public trading market for such Shares, the fair market value of the Shares as determined by the Committee by a reasonable valuation method consistent with Section 409A of the Code.

2.16 "Fiscal Year" means the fiscal year of the Company.

2.17 "Grant Date" means, with respect to an Award, the date such Award is granted to a Participant.

2.18 "Incentive Stock Option" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.19 "Nonqualified Stock Option" means an Option to purchase Shares which is not an Incentive Stock Option.

2.20 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

2.21 "Option Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options or Incentive Stock Options.

2.22 "Participant" means an Employee or Director of the Company who has an outstanding Award under the Plan.

2.23 "Plan" means the UMH Properties Inc. 2013 Stock Option and Stock Award Plan, as set forth in this instrument and as hereafter amended from time to time.

2.24 "Restricted Period" means the period of time during which a Restricted Stock Award to Participant (s) remains subject to the Restrictions imposed on the Shares as determined by the Committee.

2.25 "Restrictions" mean the restrictions and conditions imposed on a Restricted Stock Award as determined by the Committee, which must be satisfied in order for a Participant to become vested in a Restricted Stock Award and receive the underlying Shares free of Restrictions.

2.26 "Restricted Stock" means an award of Shares on which is imposed a Restriction Period.

2.27 "Restricted Stock Award" means a grant under the Plan of Restricted Stock.

    2.28 "Retirement" means, with respect to employee Participants, a Termination of Service by reason of an individual’s retirement on or after attaining age 65 (or any earlier normal retirement age specified in a Company-sponsored qualified retirement plan), and with respect to Director Participants, expiration of the term of service on the Board by reason of the Participant’s failure to be elected to the Board pursuant to a regular election or his or her decision not to stand for re-election to the Board.

2.29 "Shares" means the shares of common stock, $.10 par value, of the Company.

2.30 "Subsidiary" means, consistent with Section 424(f) of the Code, any corporation (other than the Company) in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Award, each of the entities other than the last entity in the unbroken chain owns more than fifty percent (50%) of the total combined voting power in one of the other entities in such chain.

2.31 "Termination of Service" means, a cessation of the employee-employer relationship between such person and the Company or a Subsidiary for any reason unless there is a simultaneous reengagement of the person by the Company or a Subsidiary.

SECTION 3

ELIGIBILITY

3.1 Participants. Awards may be granted in the discretion of the Committee among Directors, key employees and officers of the Company and its Subsidiaries.

3.2 Non-Uniformity. Awards granted hereunder need not be uniform among eligible Participants and may reflect distinctions based on title, compensation, responsibility or any other factor the Committee deems appropriate.

SECTION 4

ADMINISTRATION

4.1 The Committee. The Plan shall be administered by the Compensation Committee comprised of two or more directors of the Company, none of whom shall be officers or employees of the Company and all of whom shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (as required by Section 162(m) of the Code). The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. In the absence of such appointment, the Board of Directors shall serve as the Committee and shall have all of the responsibilities, duties, and authority of the Committee set forth herein.

4.2 Authority of the Committee. The Committee shall have the exclusive authority to administer and construe the Plan in accordance with its provisions. The Committee's authority shall include, without limitation, the power to (a) determine persons eligible for Awards and determine who shall receive Awards, (b) prescribe the terms and conditions of the Awards, (c) determine the time or times and conditions subject to which Awards may become vested, deliverable, exercisable, or as to which any restrictions (including, without limitation, any Restrictions) may apply or lapse, (d) accelerate the time at which all or any part of an Option may become vested or exercisable, or accelerate the time at which the Restrictions on any Restricted Stock Award may lapse, (e) amend or modify the terms and conditions of an Award with the consent of the Participant, (f) interpret, construe and implement the Plan and the Awards, (g) adopt rules, policies, and other procedures for the administration, interpretation and application of the Plan as are consistent therewith and (h) make all other determinations necessary or advisable for the administration of the Plan and or any Award granted hereunder, subject to the exclusive authority of the Board under Section 9.1 to amend or terminate the Plan.

4.3 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more officers of the Company; provided, however, that the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualification under Rule 16b-3 or the deductibility of Awards under Section 162(m) of the Code.

4.4 Factors to Consider for Granting Awards. In making the determination as to the persons to whom an Award shall be granted, the Committee or any delegate may take into account such individual's salary and tenure, duties and responsibilities, their present and potential contributions to the success of the Company, the recommendation of supervisors, and such other factors as the Committee or any delegate may deem important in connection with accomplishing the purposes of the Plan.

4.5 Decisions Binding. All determinations and decisions made by the Committee and any of its delegates pursuant to Section 4.3 shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

4.6 Committee Governance. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an Award shall be effective only if a written agreement is duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

SECTION 5

SHARES SUBJECT TO THE PLAN

     5.1 Number of Shares. Subject to adjustment as provided in Section 5.3, the total number of Shares available for grant under the Plan shall not exceed three million (3,000,000). Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares, or any combination thereof.  The number of Shares in respect of Incentive Stock Options which may be granted hereunder shall not exceed three million (3,000,000) Shares, as may be adjusted pursuant to Section 5.3 hereof.  The maximum number of Shares underlying Awards that may be granted as Options in any one Fiscal Year to a Participant shall be two hundred thousand (200,000), as may be adjusted pursuant to Section 5.3 hereof.  The maximum number of Shares underlying Restricted Stock Awards that may be granted in any one fiscal year to a Participant shall be one hundred thousand (100,000), as may be adjusted pursuant to Section 5.3 hereof.

5.2 Adjustments in Shares Available for Certain Events. Unless determined otherwise by the Committee, Shares related to Awards that are forfeited, terminated, expire unexercised, tendered by a Participant to the Company in connection with the exercise of an Award, withheld from issuance in connection with a Participant's payment of tax withholding liability, settled in cash in lieu of Shares, or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall be available for grant under the Plan.

5.3 Adjustments in Awards and Authorized Shares. In the event of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination, or other similar change in the corporate structure of the Company affecting the Shares, the Committee shall, consistent with Section 409A of the Code, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of Section 5.1 in such manner as the Committee shall determine to be advisable or appropriate to prevent the dilution or diminution of such Awards.

5.4 Repurchase Option. The Board may include in the terms of any Award Agreement that the Company shall have the option to repurchase Shares of any Participant acquired pursuant to any Award granted under the Plan upon a Participant's Termination of Service. The terms of such repurchase right shall be set forth in the Award Agreement.

5.5 Buy-Out Provision. The Board may at any time offer on behalf of the Company to buy-out, for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Board shall establish and communicate to the Participants at the time such offer is made; provided, however, to the extent Sections 13(e) and/or 14(e) of the 1934 Act and the rules and regulations thereunder are applicable to any such offer, the Company shall comply with the requirements of such sections.

SECTION 6

STOCK OPTIONS

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. Subject to Section 11.1 hereof, each Option may be exercised only after one (1) year of continued employment by the Company or one of its Subsidiaries immediately following the date the Option is granted.

6.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option and such other terms and conditions as the Committee shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

6.3 Exercise Price. Subject to the provisions of this Section 6.3, the Exercise Price for each Option shall be determined by the Committee and shall be provided in each Award Agreement.

6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

6.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; or, consistent with Section 422(c)(5) of the Code, one hundred ten percent (110%) of the Fair Market Value of a Share if the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns on the Grant Date stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, in no case shall the Exercise Price be less than the par value of such Share.

   6.3.3 Substitute Options. Notwithstanding the provisions of Sections 6.3.1 and 6.3.2, in the event that the Company consummates a corporate transaction within the meaning of Treasury regulation section 1.424-1(a)(3), persons who become Participants on account of such transaction may be granted Options in substitution for options granted by such former employer. If such substitute Options are granted, the Committee, consistent with Treasury regulation section 1.424-1 with respect to an Incentive Stock Option and Treasury regulation section 1.409A-1(b)(5)(v)(D) with respect to a Nonqualified Stock Option, may determine that such substitute Options shall have an exercise price less than one hundred (100%) of the Fair Market Value of the Shares on the Grant Date.

 6.4.1 Expiration Dates. Except as provided in Section 6.7.3 regarding Incentive Stock Options, each Option shall terminate upon the earlier of the first to occur of the following events:

(a) The date(s) for termination of the Option set forth in the Award Agreement;

(b) The date determined under Section 6.8 regarding Termination of Service; or

(c) The expiration of ten (10) years from the Grant Date.

6.4.2 Committee Discretion. Subject to the limits of Section 6.4.1, the Committee shall provide in each Award Agreement when each Option expires and becomes unexercisable, and may, after an Option is granted, extend the maximum term of the Option (subject to Section 6.7 regarding Incentive Stock Options).  Notwithstanding the foregoing, however, in no event shall an Option term be extended so as to subject such Option to Section 409A of the Code.

6.5 Exercisability of Options.

6.5.1 Timing of Exercise. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine. After an Option is granted, the Committee may accelerate the exercisability of the Option. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

6.5.2 Restrictions on Exercise. The Committee may postpone any exercise of an Option for such period as the Committee in its discretion may deem necessary in order to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares thereon; or (iii) to determine that such Shares and the Plan are exempt from such registration or that no action of the kind referred to in (ii) above need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to permit the exercise of an Option to sell or deliver Shares in violation of any federal or state securities or other law. Any such postponement shall not extend the term of an Option as set forth in Section 6.4.1; and neither the Company nor its directors or officers or any of them shall have any obligation or liability to the Participant, to any successor of a Participant or to any other person with respect to any Shares as to which an Option shall lapse because of such postponement.

6.6 Payment.

   6.6.1 Notice. Options shall be exercised by a Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

   6.6.2 Form of Payment. Upon the exercise of an Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent.  The Committee may also permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price or (b) by any other means which the Committee determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan and with all applicable laws and regulations, provided that such other means shall be set forth in the Award Agreement.

    6.6.3 Delivery of Certificates. As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant, Share certificates(which may be in book entry form) representing such Shares.

6.7 Certain Additional Provisions for Incentive Stock Options.

6.7.1 Exercisability. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

6.7.2 Company and Subsidiaries Only. Incentive Stock Options may be granted only to Participants who are employees of the Company or its Subsidiaries on the Grant Date.

 6.7.3 Expiration. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an employee who, together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, consistent with Section 422(c)(5) of the Code, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

6.8 Termination of Service.

6.8.1 Termination for Cause. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised after a Participant's Termination of Service by the Company or a Subsidiary for Cause.

6.8.2 Termination Due To Death or Disability. Unless otherwise specifically provided in the Award Agreement, an otherwise outstanding and then exercisable Option may not be exercised beyond the later of (i) three (3) months after a Participant's Termination of Service due to death or Disability and (ii) the date on which such Option was scheduled to expire pursuant to its original terms. Any Options not exercisable at the time of such Termination of Service shall terminate and be forfeited.

6.8.3 Termination For Other Reasons. Unless otherwise specifically provided in the Award Agreement, an Option may not be exercised beyond the later of (i) three (3) months after a Participant’s Termination of Service for any reason other than described in Section 6.8.1 or 6.8.2 and (ii) the date on which such Option was scheduled to expire pursuant to its original terms.  Any Options not exercisable at the time of such Termination of Service shall terminate and be forfeited.

6.9 Restriction on Option Transfer. Except as otherwise determined by the Committee and set forth in the Award Agreement in connection with any Nonqualified Stock Option, no Option may be transferred, gifted, bequeathed, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, except that the Committee may permit a transfer, upon the Participant's death, to beneficiaries designated by the Participant as provided in Section 7.5.

SECTION 7

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock Awards may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall determine the number of Shares subject to each Award.

7.2 Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the terms and conditions established by the Committee as of the Grant Date. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of the Restricted Stock Award, including the Restriction Period of the Award and the Restrictions applicable to the Award, including, but not limited to employment status, director tenure, performance goals, rules governing forfeitures and limitations on the sale, assignment, pledge or other encumbrances during the Restricted Period.

7.3 Termination of Service during Restricted Period.

7.3.1 Termination of Service Due To Death or Disability. Unless otherwise specifically provided in the Award Agreement, the Restrictions on any and all then outstanding Restricted Stock Awards shall lapse on the date of such termination.

7.3.2 Termination of Service Due to Involuntary Termination Without Cause After Meeting the Definition of Retirement. Unless otherwise specifically provided in the Award Agreement and except with respect to any Restricted Stock Award that is intended to constitute performance based compensation under Treasury regulation section 1.162-27(e), the Restrictions on any and all then outstanding Restricted Stock Awards shall lapse on the date of any Termination of Service that constitutes an involuntary termination of employment or separation from service with the Company and its Subsidiaries other than for Cause on or after the Participant has met the definition of Retirement.  The Committee in its sole discretion shall have the ability to determine whether any Termination of Service is voluntary or involuntary.

7.3.3 Termination of Service For Other Reasons. Unless otherwise specifically provided in the Award Agreement, a Participant shall forfeit any and all Restricted Stock Awards whose Restrictions have not lapsed in the event of such Participant’s Termination of Service for any reason other than Sections 7.3.1 or 7.3.2 which Termination of Service occurs prior to the expiration of the Restricted Period.

7.3.4  Performance Based Compensation. Notwithstanding any other provision of this Section 7.3, to the extent any Restricted Stock Award is intended to qualify as “performance based compensation” (within the meaning of Treasury regulation section 1.162-27(e)), the Restrictions on such Restricted Stock Awards shall not lapse pursuant to Section 7.3.2 but solely upon the attainment (and the Committee’s valid certification) of any pre-established performance goal requirement as contemplated by Section 162(m) and the Treasury regulations promulgated thereunder.

7.4 Rights of a Stockholder. The Committee may provide in any Award Agreement a Participant’s right to vote Shares in respect of any outstanding Restricted Stock Award and rights and terms and conditions to receive dividends and other distributions payable with respect to such Shares that may become payable beginning from and after the Grant Date in respect of any Restricted Stock Award.

7.5 Issuance of Restricted Stock. The number of shares of Restricted Stock granted shall be recorded on the books of the Company in the name of the Participant.  The Company shall instruct its stock transfer agent to place a stop transfer order on the Restricted Stock until such time as the Restrictions thereon shall lapse. In the event that the Participant shall forfeit all or any portion of the Restricted Stock, the shares which are forfeited automatically shall be transferred back to the Company.

7.6 Tax Consequences. The Committee, in its sole discretion, may permit a Participant recipient who receives a Restricted Stock Award to timely may make an election under Section 83(b) of the Code (a "Section 83(b) Election").

7.7 Transferability. The Shares subject to Restricted Stock Awards shall not be sold, assigned, pledged or otherwise transferred, voluntarily or involuntarily, by the Participant, during the Restricted Period.

SECTION 8

MISCELLANEOUS

8.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or service at any time, with or without Cause. Employment with the Company or any Subsidiary is on an at-will basis only, unless otherwise provided by an applicable employment or service agreement between the Participant and the Company or any Subsidiary, as the case may be.

8.2 Participation. No Participant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

8.3 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

8.4 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business or assets of the Company.

8.5 Beneficiary Designations. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unexercised Award shall be transferred in the event of the Participant's death.  Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining at the Participant's death shall be transferred to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

8.6 No Rights as Stockholder. No Participant (nor any beneficiary thereof) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or his or her beneficiary).

8.7 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

8.8 Fractional Shares. Notwithstanding any other provision of the Plan to the contrary, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

8.9 Investment Representation. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

8.10 Specified Employees.  In the event any Participant is deemed to be a Specified Employee, as described in Section 409A of the Code, and the Committee determines that Section 409A of the Code would require a six-month delay with respect to any payment hereunder to avoid the imposition of any additional taxes under Section 409A with respect to such Specified Employee, such payment subject to such delay shall be paid at the earliest date permitted under Section 409A of the Code.

SECTION 9

AMENDMENT, TERMINATION, AND DURATION

9.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that if and to the extent required by law or to maintain the Plan's qualification under the Code, the rules of any national securities exchange (if applicable), or any other applicable law, any such amendment shall be subject to stockholder approval. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

9.2 Duration of the Plan. The Plan shall become effective in accordance with Section 1.1, and subject to Section 8.1 shall remain in effect thereafter; provided, however, that without further stockholder approval, no Award may be granted under the Plan after the tenth (10th) anniversary of the effective date of the Plan, but Awards granted prior to such tenth (10th) anniversary may extend beyond that date.

SECTION 10

TAX WITHHOLDING AND TAX BONUSES

10.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), the Company shall have the power and the right to deduct or withhold from any amounts due to the Participant from the Company, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or the exercise thereof).

10.2 Withholding Arrangements. The Committee, pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the

Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

10.3 Tax Bonuses. The Committee shall have the authority, at the time of grant of an Option or at any time thereafter, to approve tax bonuses to designated Participants. The amount of any such payments shall be determined by the Committee.  The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter; provided, however, that any tax bonus awarded by the Committee shall be paid to the affected Participant no later than the last day of the Participant’s taxable year next following the Participant’s taxable year in which the related taxes are remitted to the taxing authority.  Except as may be provided by the Committee, no such tax bonus shall be granted to the extent the Committee determines it would result in any additional tax under Section 409A of the Code.

SECTION 11

CHANGE IN CONTROL

     11.1 Change in Control. Notwithstanding Section 6.1, if provided under the terms of an Award Agreement for a Stock Option, Awards granted under the Plan that are outstanding and not then exercisable or are subject to restrictions at the time of a Change in Control shall become immediately exercisable, and all restrictions shall be removed, as of such Change in Control, and shall remain as such for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.  In the case of a Restricted Stock Award where there is a Change in Control during the Restricted Period, the Committee shall have the authority to accelerate the time at which the Restrictions will lapse or to remove any such restriction.

11.2 Definition. For purposes of the Plan, a Change in Control shall be deemed to have occurred at any of the following times:

 (a) Upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (excluding, for this purpose, the Company or its affiliates, or any person, entity, or group that has beneficial ownership at the date of the adoption of this Plan of 20% or more of the outstanding shares of common stock of the Company, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then outstanding shares of common stock of the Company or the Combined Voting Power of the Company's then outstanding voting securities. "Combined Voting Power" means, as to any corporation or other entity, the combined voting power of such corporation's or entity's then outstanding voting securities generally entitled to vote in the election of directors, or comparable     governing body, or the combined voting power of any other entity's voting securities which directly or indirectly has the power to elect a majority of such directors or members of a comparable governing body of such other entity.

 (b) At the time individuals who, as of the date hereof, constitute the Board (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at leasta majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for purposes of this Subsection (c)(ii), considered as though such person were a member of the Incumbent Board; or

(c) Upon the consummation of a merger, consolidation or other similar reorganization involving the Company and one or more other entities (in each case, with respect to which persons who were the shareholders of the Company immediately prior to such merger, consolidation or reorganization do not, immediately thereafter, own more than 50% of the Combined Voting Power of the merged, consolidated or reorganized entity's then outstanding voting securities) or the consummation of a sale of all or substantially all of the assets of the Company (other than a transaction in which persons who were shareholders of the Company immediately prior to such sale immediately after the consummation thereof own more than 50% of the Combined Voting Power of the entity acquiring such assets) or the approval by the shareholders of the Company of a plan of liquidation or dissolution of the Company; or

(d) The occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

SECTION 12

LEGAL CONSTRUCTION

12.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

12.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.3 Requirements of Law. The grant of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required from time to time.

12.4 Securities Law Compliance. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to comply with any applicable federal or state securities law, it shall be deemed null and void, to the extent permitted by law and deemed advisable or appropriate by the Committee.

12.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Maryland.

12.6 Captions. Captions are provided herein for convenience of reference only, and shall not serve as a basis for interpretation or construction of the Plan.

12.7 Section 409A. It is intended that the Plan shall be and shall remain largely exempt from Section 409A of the Code. However, if Section 409A of the Code is deemed to apply to the Plan or any payments or awards hereunder, then the Plan, payments or Awards shall be structured, interpreted and administered by the Committee to be consistent with the requirements of Section 409A of the Code. Any provisions of Section 409A of the Code (or any guidance thereunder) which are required to be in the Plan, and which are not already contained herein, are hereby incorporated by reference.

UMH PROPERTIES, INC

By:

Title:

APPENDIX A

                      NON-QUALIFIED STOCK OPTION AGREEMENT

         This NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of this ____ day of___________________, _____, by and between UMH Properties, Inc., a Maryland corporation (the "Company"), and ___________________ (the "Optionee").

         Pursuant to the UMH Properties, Inc. 2013 Stock Option and Stock Award Plan (the "Plan"), the Compensation Committee has determined that the Optionee is to be granted a Non-Qualified Stock Option (the "Option") to purchase shares of the Company's common stock, on the terms and conditions set forth herein. It is intended that the Option shall not constitute an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

         1. Number of Shares and Option Price. The Option entitles the Optionee to purchase [______] shares of the Company's common stock, par value $.10 per share (the "Option Shares"), at a price of [_____] per share (the "Option Price").

         2. Period of Option. The term of the Option and of this Option Agreement shall commence on the date hereof (the "Grant Date") and terminate upon the earlier of (i) the expiration of ________ years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.  The exercise of the Option shall be subject to the vesting provisions set forth in Section 3 of this Agreement.

         3. Vesting of Options.

         Option 1:  One Year Vesting

         The Option Shares granted hereunder shall be fully vested and nonforfeitable on __________ (one year from grant date), except as otherwise provided herein.

         The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time following such date up to the expiration of the stated term of such Option as set forth under Section 2 above.

         Option 2:  Graduated Vesting

         For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

          (a) ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ____________;

          (b) An additional ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ___________; and

          (c) The remainder of the Option Shares on ____________.

         Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

         The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

         Option 3:  Cliff Vesting

         For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest on ____________. Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

         The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

         4. Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's legal representative.

         5. Exercise of Option. The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

6. Termination of Service.

         If the Optionee incurs a Termination of Service by the Company or a Subsidiary for Cause, the Optionee's unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

         If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised Option Shares, to the extent vested as of the Termination of Service, for a period of up to three months following the Optionee's Termination of Service.

         If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised Option Shares, to the extent vested as of the Termination of Service, for a period of up to three months after the Optionee's Termination of Service.

         7. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company: Attention: Board of Directors/Corporate Secretary, at the Company's address or such other address as the Company may designate in writing to the Optionee.

         8. Withholding of Taxes. As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.

         9. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         10. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

         11. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

         12. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

COMPANY:	UMH PROPERTIES, INC.

By:___________________________________

Title:_________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:_______________________________________

APPENDIX B

INCENTIVE STOCK OPTION AGREEMENT

         This INCENTIVE STOCK OPTION AGREEMENT, dated as of this ____ day of ___________________, _____, by and between UMH Properties, Inc., a Maryland corporation (the "Company"), and ___________________ (the "Optionee").

         Pursuant to the UMH Properties, Inc. 2013 Stock Option and Stock Award Plan (the "Plan"), the Compensation Committee has determined that the Optionee is to be granted an Incentive Stock Option (the "Option") to purchase shares of the Company's common stock, on the terms and conditions set forth herein. It is intended that the Option shall constitute an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any capitalized terms not defined herein shall have the meaning set forth in the Plan.

         1. Number of Shares and Option Price. The Option entitles the Optionee to purchase [______] shares of the Company's common stock, par value $.10 per share (the "Option Shares"), at a price of [_____] per share (the "Option Price").

         2. Period of Option. The term of the Option and of this Option Agreement shall commence on the date hereof (the "Grant Date") and terminate upon the earlier of (i) the expiration of ________ years from the Grant Date, or (ii) the occurrence of one of the events set forth under Section 6.4.1 of the Plan. Upon termination of the Option, all rights of the Optionee hereunder shall cease.  The exercise of the Option shall be subject to the vesting provisions set forth in Section 3 of this Agreement.

         3. Vesting of Options.

         Option 1:  One Year Vesting

         The Option Shares granted hereunder shall be fully vested and nonforfeitable on __________ (one year from grant date), except as otherwise provided herein.

         The right of the Optionee to purchase Shares may be exercised in whole or in part at any time or from time to time following such date up to the expiration of the stated term of such Option as set forth under Section 2 above.

         Option 2:  Graduated Vesting

         For so long as the Optionee is employed by the Company or a Subsidiary, the Option Shares granted hereunder shall vest as follows:

          (a) ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ____________;

          (b) An additional ____________ percent (___%) of the Option Shares (rounded down to the nearest whole number of shares) on ___________; and

          (c) The remainder of the Option Shares on ____________.

         Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

         The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

         Option 3:  Cliff Vesting

         For so long as the Optionee is employed by or provides services to the Company or a Subsidiary, the Option Shares granted hereunder shall vest on ____________. Notwithstanding the foregoing, the Option Shares shall immediately vest, to the extent not already vested, in the event of a Change in Control (subject to the limitations set forth in the Plan).

         The right of the Optionee to purchase shares with respect to which this Option has become vested as herein provided may be exercised in whole or in part at any time or from time to time up to the expiration of the stated term of such Option as set forth under Section 2 above.

         4. Non-transferability of Option. The Option and this Option Agreement shall not be transferable otherwise than by will or by laws of descent and distribution; and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's legal representative.

         5. Exercise of Option. The Option shall be exercised in the following manner: the Optionee, or the person or persons having the right to exercise the Option upon the death or Disability of the Optionee, shall deliver to the Company written notice specifying the number of vested Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) shares of Company common stock having Fair Market Value determined as of the date of exercise, or (iii) any combination of the above, the sum of which equals the total price to be paid upon the exercise of the Option, and the stock purchased shall thereupon be promptly delivered. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Option until the date of issuance to the Optionee of a stock certificate for such shares and until the shares are paid in full.

6. Termination of Service.

         If the Optionee incurs a Termination of Service by the Company or a Subsidiary for Cause, the Optionee's unexercised Option Shares, irrespective of whether or not vested, shall be immediately forfeited.

         If the Optionee incurs a Termination of Service due to death or Disability, the Optionee may exercise his or her unexercised Option Shares, to the extent vested as of the Termination of Service, for a period of up to three months following the Optionee's Termination of Service.

         If the Optionee incurs a Termination of Service for any reason other than described in (a) or (b) above, the Optionee may exercise his or her unexercised Option Shares, to the extent vested as of the Termination of Service, for a period of up to three months after the Optionee's Termination of Service.

         7. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the Optionee's address set forth below or such other address as the Optionee may designate in writing to the Company, or the Company: Attention: Board of Directors/Corporate Secretary, at the Company's address or such other address as the Company may designate in writing to the Optionee.

         8. Withholding of Taxes. As a condition to the issuance of the Option Shares, the Optionee shall (a) remit to the Company at the time of any exercise of the Option any taxes required to be withheld by the Company under federal, state or local laws as a result of the exercise of the Option; or (b) instruct the Company to withhold in accordance with applicable law from any compensation payable to the Optionee the taxes required to be held by the Company under federal, state or local laws as a result of the exercise of the Option; or (c) instruct the Company to withhold such number of shares as are necessary for the fair market value of such shares to equal the amount of taxes required to be withheld by the Company, under federal, state, or local laws as a result of the exercise of the Option. The determination of the amount of any such withholding shall be made by the Company.

         9. Disposition of Option Shares. It is understood that this Option is intended to qualify as an "Incentive Stock Option" as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any Shares acquired upon exercise of the Option within one (1) year after the day of the transfer of such Shares to the Optionee, nor within two (2) years after the Grant Date of the Option. If the Optionee disposes (whether by sale, exchange, gift, transfer or otherwise), of any such Shares within said periods, the Optionee will notify the Company in writing within ten (10) days after such disposition.

         10. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         11. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement are subject to all terms and conditions of the Plan.

         12. Amendments. This Option Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.

         13. Successors and Assigns. This Option Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

COMPANY:	UMH PROPERTIES, INC.

By:_________________________________________

Title:________________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT: ______________________________________

APPENDIX C

UMH PROPERTIES, INC.

OPTION EXERCISE CERTIFICATE

         The undersigned Optionee and UMH Properties, Inc. (the "Company"), are parties to [a Non-Qualified Stock Option Agreement] [an Incentive Stock Option Agreement] (the "Agreement"). The Optionee hereby notifies the Company that the Optionee wishes to exercise Options for the number of Shares(s) specified below as of the exercise date indicated. All Capitalized terms in this Certificate have the meanings given to them in the UMH Properties, Inc. 2013 Stock Option and Stock Award Plan (the "Plan") and the Agreement.

Number of Shares with respect

to which Options are Exercised:

_______________________________

Exercise Price per Share:

_______________________________

Aggregate Exercise Price:

_______________________________

Form of Payment:

Cash (check attached)

Exercise Date:

_______________________________

         IN WITNESS WHEREOF the undersigned has executed this certificate as of the Exercise Date.

PARTICIPANT:

_______________________________

(Signature)

_______________________________

(Typed or printed name)

UMH PROPERTIES, INC.

 By:

_______________________________

Title:

_______________________________

APPENDIX D

RESTRICTED STOCK AWARD AGREEMENT - EMPLOYEE

This RESTRICTED STOCK AWARD AGREEMENT, dated as of this ___ day of _____________ , ____  , by and between UMH Properties, Inc., a Maryland corporation (the “Company”), and ________________, An individual employed by the Company (the “Participant”).

WITNESSETH:

WHEREAS, the Company has adopted, through appropriate action of its Board of Directors and its shareholders, the UMH Properties, Inc. Stock Option and Stock Award Plan (the "Plan"); and

WHEREAS, the Company desires to grant a Restricted Stock Award to the Participant under the Plan on the terms and conditions hereinafter set forth; and

WHEREAS, the Participant desires to accept such Restricted Stock Award from the Company subject to the terms and conditions of this Agreement and the Plan;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained, and other good and valuable consideration, receipt of which is hereby acknowledged, the Company and the Participant do mutually covenant and agree as follows:

1.

Grant of Restricted Stock. Subject to the terms and conditions hereinafter set forth, the Participant is hereby granted a Restricted Stock Award of (                    ) shares of common stock, par value $.01 per share, of the Company (the "Restricted Stock").

2.

Issuance of Restricted Stock. The number of shares of Restricted Stock granted under Section 1 hereof shall be recorded on the books of the Company in the name of the Participant. The Company shall instruct its stock transfer agent to place a stop transfer order on the Restricted Stock until such time as the Restrictions thereon shall lapse. In the event that the Participant shall forfeit all or any portion of the Restricted Stock, the shares which are forfeited automatically shall be transferred back to the Company.  The Restrictions shall be those described in Sections 3 and 8 below, and any such others as the Board of Directors or the Committee may deem appropriate.

3.

Vesting.   The Participant shall vest in the Restricted Stock Award granted hereunder, and all Restrictions thereon shall lapse over five years, 20% each year (rounded down to the nearest whole number of shares), upon the first through fifth anniversary of the Grant Date hereunder if the Participant is still employed by the Company and/or any Subsidiary on that date.   Except as provided in Section 4(c) and (d) below, prior to such anniversary, no portion of the Restricted Stock Award shall be vested.

4. Termination as an Employee.

In the event that during the term of the Restricted Period the Participant’s status as an employee of the Company terminates:

(a)	for Cause, the Participant shall forfeit any and all Restricted Stock Awards whose Restrictions have not lapsed; or,
(b)

for any reason (other than death, disability, termination for cause or involuntary termination (other than for Cause) after meeting the definition of Retirement), the Participant shall forfeit any and all Restricted Stock Awards whose Restrictions have not lapsed; or,

(c)	due to death or disability, the Restrictions on any and all then outstanding Restricted Stock Awards shall lapse on the date of such termination; or,

(d)

[except to the extent that this Restricted Stock Award is intended to constitute “performance based compensation” (within the meaning of Section 162(m) of the Code and Treasury regulation section 1.162-27(e))], the Restrictions on any and all then outstanding Restricted Stock Awards shall lapse on the date of any Termination of Service that constitutes an involuntary termination of employment (other than for Cause) with the Company and its Subsidiaries on or after the Participant has met the definition of Retirement.  The Committee in its sole discretion shall have the ability to determine whether any Termination of Service is voluntary or involuntary.  [Notwithstanding the immediately foregoing, if any such involuntary termination (other than for Cause) following such time as the Participant meets the definition of Retirement occurs prior to the first anniversary of the Grant Date, then the total number of Shares subject to this Award shall be reduced to an amount equal to the total number of Shares subject to this Award multiplied by a fraction, the numerator of which shall be equal to the number of months or partial months that have elapsed between the Grant Date of this Award and the date of Retirement [followed by such involuntary termination] and the denominator of which shall be [insert a number equal to the number of months in the vesting period]].

5. Forfeiture.  All shares of non-vested Restricted Stock shall be automatically forfeited to the Company if the Board of Directors of the Company determines that the Participant has breached a material obligation to the Company, including without limitation, material provisions in any employment or confidentiality agreement.

6. Rights of a Stockholder.  So long as a Restricted Stock Award granted hereunder remains outstanding, the Participant shall be entitled to all rights of a stockholder with respect to the Restricted Stock, including the right to vote the Restricted Stock granted hereunder and to receive any dividends and other distributions payable with respect to such Shares of Restricted Stock beginning from and after the Grant Date, provided however, any such dividend or payment shall be reinvested in additional Shares of Restricted Stock which shall be transferred to the

Participant, free of any Restrictions, if and when the Restrictions with respect to the corresponding Shares of Restricted Stock granted hereunder shall have lapsed.

7. Withholding Tax Liability. The Company shall have the right to withhold any income or other taxes due upon transfer of shares to the Participant or the lapse of Restrictions, including the right to withhold shares or sell shares where appropriate.

8. Transfer Restrictions. During the Restricted Period, the shares of Restricted Stock may not be transferred, assigned, pledged, hypothecated or otherwise encumbered, and shall not be subject to execution, attachment, garnishment or other similar legal processes.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise encumber or dispose of such shares, the shares immediately shall be forfeited to the Company.

9. Construction; No Contract of Continuing Engagement. Nothing contained in this Agreement, nor the granting of the Restricted Stock Award hereunder, shall be construed as giving the Participant or any other person any legal or equitable rights against the Company or any subsidiary or any director, officer, employee or agent thereof, except for those rights as are herein provided. Under no circumstances shall this Agreement be construed as an express or implied contract of continuing employment for the Participant, nor shall the Restricted Stock Award granted hereunder in any manner obligate the Company, or any subsidiary or affiliate of the Company, to continue the employment of the Participant.

10.

Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

11.

Amendments. This Restricted Stock Award may be amended or modified at any time by an instrument in writing signed by the parties hereto, subject to any approvals required under the Company’s Charter or By-laws.

12. Miscellaneous. This Agreement is subject to the terms and conditions of the Plan, as the Plan may be from time to time amended. The provisions of the Plan are incorporated herein by reference, and the capitalized terms used but undefined herein shall have the same meanings as set forth in the Plan. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.

13.

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

14.

Section 409A. It is intended that awards under the Plan shall be and shall remain largely exempt from Section 409A of the Code. However, if Section 409A of the Code is deemed to apply to the Plan or any payments or awards hereunder, then the Plan, payments or Awards shall be structured, interpreted and administered by the Committee to be consistent with the requirements of Section 409A of the Code. Any provisions of Section 409A of the Code (or any guidance thereunder) which are required to be in the Plan, and which are not already contained herein, are hereby incorporated by reference.

15.

Specified Employees.  In the event any Participant is deemed to be a Specified Employee, as described in Section 409A of the Code, and the Committee determines that Section 409A of the Code would require a six-month delay with respect to any payment hereunder to avoid the imposition of any additional taxes under Section 409A with respect to such Specified Employee, such payment subject to such delay shall be paid at the earliest date permitted under Section 409A of the Code.

16.

Capitalized Terms; Conflict with Plan or Employment Agreement.  Capitalized terms not defined herein shall have the meaning set forth in the Plan.  In case of conflict between the Restricted Stock Award Agreement and the Plan, the Plan shall govern.  In case of conflict between the Restricted Stock Award Agreement and/or the Plan on the one hand and any written employment agreement on the other, the former shall prevail, except and only to the extent that the employment agreement expressly provides otherwise.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

COMPANY:	UMH PROPERTIES, INC

By: ___________________________________________

Title: _______________________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

PARTICIPANT:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

UMH PROPERTIES, INC. ATTN: SUSAN M. JORDAN 3499 ROUTE 9 NORTH, STE. 3-C FREEHOLD, NJ 07728

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

MS54124-P33518

KEEP THIS PORTION FOR YOUR RECORD

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATE

UMH PROPERTIES, INC.		For All	Withhold All	For All Except	To Withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of nominee(s) on the line below.

1.	Election of Directors	0	0	0	_______________________________________
	Nominees:

	01)	Michael P. Landy
	02)	James E. Mitchell
	03)	Stephen B. Wolgin

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain

2.	Approval of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP , as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.				0	0	0
3.	Approval of the Company’s 2013 Stock Option and Stock Award Plan.				0	0	0

NOTE:  When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s).  If no direction is

Given, this proxy will be voted (i) FOR the election of the three nominees listed above as directors of the Company; (ii) FOR the ratification

Of the appointment of PKF O’Connor Davies, a division of O’Connor Davies, LLP, as the Company’s  independent registered public accounting firm for the fiscal year ending December 31, 2013; and (iii) FOR the Company’s 2013 Stock Option and Stock Award Plan.

For address changes and /or comments, please check this box and write them On the back where indicated.					0

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney,  executor,

administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

   The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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UMH PROPERTIES,

INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS June 13, 2013 4:00 PM

This proxy is solicited by the Board of Directors of UMH Properties, Inc.  The Undersigned hereby constitutes and appoints Eugene W. Landy, Anna T. Chew , and Samuel A. Landy, and each or any of them, as proxies of the undersigned, with full  power of substitution in each or any of them to attend the Annual Meeting of Shareholders (the Meeting”) of UMH Properties (the “Company”) , to be held at the Company’s Office at Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, New Jersey, on Thursday, June 13,  2013 at 4:00 o’clock p.m. Eastern time, and any postponement or adjournment thereof, to cast on behalf   of  The undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent The undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent The undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and The accompanying  Proxy Statement, the terms of each of which are incorporated by reference, and  revokes any proxy heretofore given  with respect to the Meeting.

Address Changes/Comments:____________________________________________________________________

__________________________________________________________________

(If you noted any Address Changes/Comments above please mark corresponding box  on the reverse side.)

Continued and to be signed on reverse side